UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2006–September 30, 2007

Item 1: Reports to Shareholders

Vanguard® Asset Allocation Fund Annual Report

September 30, 2007

>	Vanguard Asset Allocation Fund benefited from its continued heavy exposure to equities during fiscal year 2007. Investor Shares returned 15.7%; Admiral Shares gained 15.8%.

>	The advisor trimmed exposure to equities twice during the fiscal year, ending the period with an 80/10/10 mix of stocks, bonds, and cash.

>	The fund has outpaced both its benchmark index and peers over the long term.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	28
About Your Fund’s Expenses	29
Trustees Approve Advisory Agreement	31
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Asset Allocation Fund
Investor Shares	VAAPX	15.7%
Admiral™ Shares[1]	VAARX	15.8
Asset Allocation Composite Index[2]		12.3
Average Flexible Portfolio Fund[3]		13.6

Your Fund’s Performance at a Glance
September 30, 2006–September 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Asset Allocation Fund
Investor Shares	$27.29	$30.92	$0.620	$0.000
Admiral Shares	61.28	69.43	1.459	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Vanguard Asset Allocation Fund’s advisor lightened its equity exposure twice in the spring, which blunted the impact of this summer’s market reversal. The fund retained an above-average allocation to stocks. For the 2007 fiscal year, Investor Shares returned 15.7% and Admiral Shares, 15.8%. The fund’s performance put it well ahead of its benchmark index and the average return of comparable funds.

Despite increased volatility in the stock market and fear surrounding delinquent mortgages and high energy prices, the broad U.S. stock market outperformed the overall U.S. bond market by a large margin—about three to one. Although economic growth slowed in the United States, the large companies the fund invests in are more tethered to global growth rates, which were stronger over the fiscal year. The fund’s heavy equity allocation put the portfolio well ahead of its benchmark index, which has a fixed allocation of 65% stocks and 35% bonds.

If you own the Asset Allocation Fund in a taxable account, you may wish to review page 28 for a report on the fund’s after-tax returns.

Strong returns for U.S. stocks; even better for markets abroad

U.S. stocks produced excellent returns for the fiscal year. The gains came despite a midsummer shakeup brought on by problems in the subprime mortgage-loan market. Financials stocks—which represent a sizable share of the U.S. market’s value—were hardest hit, as investment banking and consumer lending businesses throttled back.

The broad U.S. equity market returned 17.1% for the year. Returns from large-capitalization stocks outpaced those of small-caps, and growth-oriented stocks outperformed their value-oriented counterparts. As investors took account of risk, they seemed to exhibit a preference for large-cap growth stocks, which seem better positioned to thrive in a period of economic uncertainty.

Although not immune from the effects of the turmoil in U.S. credit markets, international stocks handily surpassed the returns of domestic stocks over the 12 months. The dollar’s ongoing weakness further enhanced foreign market gains for U.S.-based investors.

The bond market was shaken, but regained ground in the end

Turmoil in the corporate bond and subprime lending markets caused a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, particularly toward the end of the fiscal period. As the bonds’ prices rose, their yields fell. The declines were greatest among Treasury securities with the shortest maturities. The yield of the 3-month Treasury bill, which started the fiscal year at 4.89%, dropped more than a full percentage point to 3.81%.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.9%	13.8%	16.0%
Russell 2000 Index (Small-caps)	12.3	13.4	18.8
Dow Jones Wilshire 5000 Index (Entire market)	17.1	14.0	16.5
MSCI All Country World Index ex USA (International)	31.1	26.5	26.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.1%	3.9%	4.1%
Lehman Municipal Bond Index	3.1	3.9	4.0
Citigroup 3-Month Treasury Bill Index	5.0	4.0	2.8

CPI
Consumer Price Index	2.8%	3.2%	2.9%

As short-term yields fell, the yield curve—which illustrates the relationship between short- and long-term bond yields—returned to its usual, upward-sloping pattern. The curve had been mildly inverted at the start of the period, with yields of shorter-term bonds above those of longer-term issues. For the year ended September 30, the broad taxable bond market returned 5.1%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

Asset shifts helped fund pull ahead

The fund’s advisor, Mellon Capital Management, seeks to determine the mix of stocks, bonds, and cash that offers the best combination of potential return and risk. Using a quantitative model, the advisor looks for periods when the price of an asset class falls below its true value.

During the fiscal year ended September 30, 2007, the advisor made three changes to reflect perceived imbalances in asset-class values. In February, the stock weighting fell from 100% to 90% and in May it fell further, to 80%. In both months, assets were reallocated into cash instruments, because short-term interest rates were more attractive than long-term rates. At the end of September, the advisor shifted 10% of the portfolio to long-term U.S. Treasuries, as Mellon Capital’s model found that the risk of holding this

Changes in Portfolio’s Asset Exposure[1]
Periods Ended September 30, 2007

Date	Stocks	Bonds	Cash
Starting Allocation:
September 30, 2006	100%	0%	0%
February 12, 2007	90	0	10
May 17, 2007	80	0	20
September 24, 2007	80	10	10

Expense Ratios[2]
Your fund compared with its peer group
			Average
	Investor	Admiral	Flexible
	Shares	Shares	Portfolio Fund
Asset Allocation Fund	0.37%	0.27%	1.37%

1 Investments may reflect holdings of stocks, bonds, cash, and stock and bond futures contracts.

2 Fund expense ratios reflect the 12 months ended September 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

asset class had fallen relative to the potential return. The portfolio ended the period with an 80%/10%/10% mix of stocks, bonds, and cash.

The advisor’s initial movement into cash lessened the impact on the fund of a decline in stock prices during the summer, although the fund also missed a concurrent Treasury rally. The advisor’s overweighted position in equities (versus the fund’s neutral mix of 65% stocks/ 35% bonds) led to strong outperformance relative to its composite index. The Standard & Poor’s 500 Index returned 16.4% for the fiscal year while the fund’s bond proxy, the Lehman Long U.S. Treasury Index, returned 4.4%.

Performance of S&P 500 stocks was strong across most sectors. Integrated oil companies were among the best performers, gaining 44% as a group. Domestic energy stocks rallied as the price of a barrel of oil climbed from the $60 range to just over $80 by the end of the period. Materials stocks gained 37%, also benefiting from strong global growth. Six sectors gained in excess of 20%. Financials were the weak spot, as questionable lending practices in the subprime mortgage industry haunted many financial companies.

Total Returns
Ten Years Ended September 30, 2007
Average
Annual Return
Asset Allocation Fund Investor Shares	8.0%
Asset Allocation Composite Index	7.2
Average Flexible Portfolio Fund[1]	6.0

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

Advisor’s experience pays dividends over longer time period

Over the past ten years, the Asset Allocation Fund’s Investor Shares have averaged an 8.0% annual return, compared with 7.2% for the composite index, which does not incur the transaction costs and expenses faced by the fund. The fund has been overweighted in stocks since summer 2002. The stock weighting was 100% from January 2005 until early this year—a period of strong stock market performance. Those allocations explain why the fund outperformed its benchmark, whose bond component is fixed at 35%.

The fund is also ahead of the S&P 500 Index, which gained an average of 6.6% annually over the past decade. Asset Allocation’s results speak well of the power of Mellon Capital’s asset allocation model to evaluate the relative attractiveness of the major asset classes. As the table on page 5 shows, the fund also performed favorably versus the average return for competing funds, besting them by 2 percentage points.

In investing, as we’ve seen, uncertainty is par for the course

After several years of unusual calm, the financial markets experienced a jolt in the final three months of your fund’s fiscal year. Stock market volatility increased sharply, and several other long-established trends seemed to shift into reverse. The changes were dramatic, but a long-term perspective suggests that these occasional—and unpredictable—dislocations are an enduring feature of the financial markets.

Although Vanguard Asset Allocation Fund can help you take advantage of these market cycles, it can’t do the job alone. The best response to this type of uncertainty is diversification both within and across asset classes, which is why we counsel investors to hold a broadly diversified portfolio of stocks and fixed income investments in proportions consistent with their goals, risk tolerance, and time horizon.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 15, 2007

Advisor’s Report

For the fiscal year ended September 30, 2007, the equity market rose dramatically, while bonds posted gains closer to their long-term average returns. The Standard & Poor’s 500 Index returned 16.4%, while the Lehman Brothers Long U.S. Treasury Index returned 4.4%.

By maintaining an overweighted position in stocks relative to its neutral composite benchmark allocation of 65% stocks (based on the S&P 500 Index) and 35% bonds (based on the Lehman Long U.S. Treasury Index), Vanguard Asset Allocation Fund outperformed the benchmark composite by more than 3 percentage points for the 12 months ended September 30, 2007. The fund’s Investor Shares returned 15.7%, and the Admiral Shares, 15.8%, versus 12.3% for the benchmark composite index.

The fund began the fiscal year with an aggressive 100% allocation to stocks and maintained this position until mid-February 2007. During this period, the broad U.S. stock market enjoyed a smooth rally, although long-term bonds had less of a clear direction. In mid-February, we scaled back the fund’s stock overweighting from 100% to 90%, as stocks’ dramatic seven-month rally had somewhat diminished our model’s expected return on stocks. The fund invested the proceeds from stock sales in cash rather than in bonds, because our model viewed the portfolio’s bonds, with high-grade long-term corporate yields below 5.8%, as unattractive on a risk-return basis. At the end of February, a sharp decline in the Chinese equity market caused a precipitous drop in the U.S. stock market as well as in the majority of international equity markets. Fears of a global slowdown dissipated quickly, however, and by early May, the S&P 500 had climbed more than 5% in two months. With the rise in stocks’ prices continuing to outpace the growth in their fundamentals, in mid-May we sold an additional 10% of the fund’s equities, bringing the equity allocation to 80%. Again, proceeds were invested in cash.

In July and August, stocks tumbled, over concerns that the rising delinquencies of subprime mortgages would spill over into the general economy. Funding problems and corporate concerns surrounding the subprime debacle peaked in August, as liquidity dried up in short-term debt markets, raising fears of a systemic meltdown. Although central banks around the world added liquidity to the markets, funding pressures continued unabated. Only when the Federal Reserve Board reduced the discount rate to 5.75% from 6.25% on August 17, thereby raising market expectations for a cut in the federal funds rate, did markets begin to calm down.

On September 18, the Fed did indeed lower its target rate for federal funds, by 50 basis points to 4.75%. As a 25-basis-point cut had been widely anticipated by the market, this aggressive move caused a rebound in stocks, a sell-off in long-term bonds, and a reduction in cash yields.

Lower expected returns on cash and higher expected returns on long-term bonds prompted our model to recommend a 10% shift out of cash and into bonds, for a new allocation as of September 30 of 80% stocks, 10% bonds, and 10% cash.

Outlook

We follow a disciplined process that focuses on forward-looking, risk-adjusted returns. We evaluate each asset class return individually and comparatively and determine an asset allocation most likely to maximize long-run, risk-adjusted returns. Although the effect of the subprime crisis and the prognosis for how the overall economy will react to a slowdown in the housing markets are unclear, at this point the economic fundamentals underpinning the majority of the companies in the S&P 500 Index remain strong. Corporate balance sheets and earnings forecasts are robust, and inflation remains close to the Federal Reserve’s comfort zone. Our calculations show that the S&P 500 should return about 10% per year over the next ten years. Meanwhile, high-grade corporate bonds currently trade at a yield of just over 6%. With an expected risk premium of around 4%, our model recommends a 15% overweighting to equity and a 25% underweighting to fixed income.

Charles J. Jacklin, President and Chief Executive Officer

Thomas F. Loeb, Chairman and Co-founder

Helen Potter, CFA, Managing Director

Mellon Capital Management Corporation

October 12, 2007

Fund Profile

As of September 30, 2007

Total Fund Characteristics

Turnover Rate	6%
Expense Ratio
Investor Shares	0.37%
Admiral Shares	0.27%
Short-Term Reserves	9.0%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	9.3%	9.2%	10.4%
Consumer Staples	9.5	9.5	8.2
Energy	11.7	11.7	11.2
Financials	19.7	19.9	20.0
Health Care	11.7	11.6	11.6
Industrials	11.5	11.5	11.8
Information Technology	16.2	16.2	16.0
Materials	3.2	3.2	3.7
Telecommunication Services	3.8	3.8	3.5
Utilities	3.4	3.4	3.6

Total Fund Volatility Measures[3]
	Fund Versus	Fund Versus
	Composite Index[4]	Broad Index[2]
R-Squared	0.78	0.97
Beta	1.24	0.84

Ten Largest Stocks[5] (% of equity portfolio)

ExxonMobil Corp.	integrated oil and gas	3.8%
General Electric Co.	industrial conglomerates	3.2
AT&T Inc.	integrated telecommunication services	1.9
Microsoft Corp.	systems software	1.8
Citigroup, Inc.	diversified financial services	1.7
Bank of America Corp.	diversified financial services	1.7
The Procter & Gamble Co.	household products	1.6
Cisco Systems, Inc.	communications equipment	1.5
Chevron Corp.	integrated oil and gas	1.5
Johnson & Johnson	pharmaceuticals	1.4
Top Ten		20.1%
Top Ten as % of Total Net Assets		15.9%

Fund’s Exposure to Asset Classes6

1 S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 32.

4 65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.

5 “Ten Largest Stocks” excludes any temporary cash investments and equity index products.

6 Investments may also reflect holdings of stock and bond futures contracts. Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	500	500	4,887
Median Market Cap	$59.2B	$59.2B	$36.1B
Price/Earnings Ratio	17.0x	17.0x	18.1x
Price/Book Ratio	2.9x	2.9x	2.8x
Dividend Yield	1.9%	1.9%	1.7%
Return on Equity	19.9%	19.9%	18.8%
Earnings Growth Rate	21.8%	21.8%	21.6%
Foreign Holdings	0.1%	0.0%	0.0%

Fixed Income Characteristics

As of September 30, 2007, the fund owned no bonds. The advisor achieved the fund’s 10% exposure to bonds through the purchase of U.S. Treasury futures.

		Comparative	Broad
	Fund	Index[3]	Index[4]
Number of Bonds	0	33	9,093
Average Coupon	—	6.8%	5.4%
Average Effective Maturity	—	17.8 years	7.3 years
Average Quality[5]	—	AAA	AA1
Average Duration	—	10.9 years	4.6 years

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3 Lehman Long U.S. Treasury Index.

4 Lehman U.S. Aggregate Bond Index.

5 Moody’s Investors Service.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1997—September 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Asset Allocation Fund Investor Shares[1]	15.69%	15.25%	8.02%	$21,638
Dow Jones Wilshire 5000 Index	17.08	16.53	6.85	19,399
Asset Allocation Composite Index[2]	12.25	11.74	7.23	20,099
Average Flexible Portfolio Fund[3]	13.60	12.01	6.03	17,951

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
Asset Allocation Fund Admiral Shares	15.81%	15.38%	7.63%	$156,956
Dow Jones Wilshire 5000 Index	17.08	16.53	7.30	154,041
Asset Allocation Composite Index[2]	12.25	11.74	6.52	147,309

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.

3 Derived from data provided by Lipper Inc.

4 Performance for the fund and its comparative standards is calculated since the fund’s inception: August 13, 2001.

Fiscal-Year Total Returns (%): September 30, 1997–September 30, 2007

	Investor Shares			Composite
Fiscal	Capital	Income	Total	Index Total
Year	Return	Return	Return	Return[1]
1998	11.5%	3.7%	15.2%	14.2%
1999	10.5	4.2	14.7	14.4
2000	7.0	4.4	11.4	12.4
2001	–16.6	3.1	–13.5	–13.8
2002	–18.5	2.1	–16.4	–8.8
2003	24.1	1.7	25.8	17.4
2004	10.9	1.9	12.8	10.8
2005	9.4	2.2	11.6	10.6
2006	8.8	2.2	11.0	7.9
2007	13.3	2.4	15.7	12.3

1 65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.

Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of September 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (78.4%)[1]
Consumer Discretionary (7.3%)
*	Comcast Corp. Class A	2,542,013	61,466
	Time Warner, Inc.	3,095,095	56,826
	The Walt Disney Co.	1,620,799	55,739
	McDonald’s Corp.	976,188	53,173
	Home Depot, Inc.	1,407,808	45,669
	Target Corp.	694,250	44,133
	News Corp., Class A	1,891,751	41,600
	Lowe’s Cos., Inc.	1,230,873	34,489
*	Amazon.com, Inc.	254,068	23,666
*	Viacom Inc. Class B	561,892	21,897
	Johnson Controls, Inc.	159,510	18,840
	CBS Corp.	580,204	18,276
	NIKE, Inc. Class B	311,389	18,266
	Carnival Corp.	360,069	17,438
	General Motors Corp.	457,123	16,776
*	Starbucks Corp.	611,242	16,015
*	Kohl’s Corp.	265,861	15,242
*	DIRECTV Group, Inc.	622,968	15,126
	Clear Channel Communications, Inc.	401,400	15,028
	Best Buy Co., Inc.	326,479	15,025
	Hilton Hotels Corp.	314,662	14,629
*	Ford Motor Co.	1,721,399	14,615
	The McGraw-Hill Cos., Inc.	285,081	14,513
	Yum! Brands, Inc.	428,386	14,492
*	Coach, Inc.	299,030	14,135
	Omnicom Group Inc.	277,450	13,343
	Harrah’s Entertainment, Inc.	150,362	13,071
	Staples, Inc.	584,198	12,554
	Macy’s Inc.	373,035	12,056
	International Game Technology	274,406	11,827
	Marriott International, Inc. Class A	270,150	11,743
	J.C. Penney Co., Inc. (Holding Co.)	181,879	11,526
	TJX Cos., Inc.	367,868	10,694

			Market
			Value•
		Shares	($000)
	Starwood Hotels & Resorts
	Worldwide, Inc.	172,245	10,464
	Fortune Brands, Inc.	122,805	10,007
	Harley-Davidson, Inc.	211,231	9,761
*	Sears Holdings Corp.	67,961	8,645
	Gannett Co., Inc.	189,394	8,277
	Nordstrom, Inc.	173,382	8,130
*	Bed Bath & Beyond, Inc.	230,497	7,865
	The Gap, Inc.	424,380	7,826
	Mattel, Inc.	310,754	7,290
	Genuine Parts Co.	139,298	6,965
*	Apollo Group, Inc. Class A	114,439	6,883
	Newell Rubbermaid, Inc.	224,936	6,483
	Limited Brands, Inc.	274,400	6,281
	Eastman Kodak Co.	229,134	6,132
	VF Corp.	73,394	5,927
	Sherwin-Williams Co.	88,729	5,830
	Abercrombie & Fitch Co.	71,645	5,782
	Tiffany & Co.	109,992	5,758
	Whirlpool Corp.	61,839	5,510
	H & R Block, Inc.	258,119	5,467
*	IAC/InterActiveCorp	176,887	5,248
*	The Goodyear Tire & Rubber Co.	168,856	5,135
	Wyndham Worldwide Corp.	156,688	5,133
*	AutoZone Inc.	43,828	5,090
	Darden Restaurants Inc.	115,798	4,847
*	Office Depot, Inc.	229,753	4,738
	Black & Decker Corp.	55,007	4,582
	Harman International Industries, Inc.	51,619	4,466
*	Interpublic Group of Cos., Inc.	401,548	4,168
	Polo Ralph Lauren Corp.	48,927	3,804
	Hasbro, Inc.	130,966	3,651
	The Stanley Works	63,929	3,588
	Family Dollar Stores, Inc.	120,074	3,189
	Dow Jones & Co., Inc.	51,892	3,098
	Wendy’s International, Inc.	86,936	3,035
	Liz Claiborne, Inc.	83,913	2,881

			Market
			Value•
		Shares	($000)
	D. R. Horton, Inc.	223,127	2,858
	Leggett & Platt, Inc.	147,892	2,834
	E.W. Scripps Co. Class A	67,013	2,815
*	Big Lots Inc.	88,476	2,640
	Lennar Corp. Class A	112,781	2,554
	Centex Corp.	94,501	2,511
	Snap-On Inc.	48,919	2,423
*	AutoNation, Inc.	134,292	2,380
	Pulte Homes, Inc.	168,599	2,295
	Tribune Co.	83,302	2,276
^	New York Times Co. Class A	114,298	2,259
	RadioShack Corp.	105,451	2,179
	OfficeMax, Inc.	59,389	2,035
	Meredith Corp.	34,621	1,984
	Jones Apparel Group, Inc.	88,699	1,874
	Brunswick Corp.	76,550	1,750
	KB Home	64,264	1,610
	Dillard’s Inc.	49,125	1,072
	Circuit City Stores, Inc.	118,035	934
			1,027,107
Consumer Staples (7.5%)
	The Procter & Gamble Co.	2,572,216	180,930
	Altria Group, Inc.	1,732,388	120,453
	PepsiCo, Inc.	1,333,244	97,673
	The Coca-Cola Co.	1,648,695	94,751
	Wal-Mart Stores, Inc.	1,987,641	86,761
	CVS/Caremark Corp.	1,232,435	48,841
	Kraft Foods Inc.	1,312,767	45,304
	Walgreen Co.	811,078	38,315
	Anheuser-Busch Cos., Inc.	621,525	31,070
	Colgate-Palmolive Co.	415,728	29,650
	Kimberly-Clark Corp.	357,974	25,151
	Costco Wholesale Corp.	371,772	22,816
	Sysco Corp.	499,659	17,783
	Archer-Daniels-Midland Co.	531,373	17,578
	The Kroger Co.	581,104	16,573
	General Mills, Inc.	283,492	16,445
	Avon Products, Inc.	359,184	13,480
	H.J. Heinz Co.	268,192	12,390
	Safeway, Inc.	359,547	11,905
	Kellogg Co.	210,258	11,774
	Wm. Wrigley Jr. Co.	177,934	11,429
	ConAgra Foods, Inc.	407,086	10,637
	Sara Lee Corp.	604,678	10,092
	Reynolds American Inc.	139,447	8,867
	The Clorox Co.	123,283	7,519
	Campbell Soup Co.	182,608	6,757
	The Hershey Co.	141,861	6,584
	SuperValu Inc.	166,683	6,502
	UST, Inc.	127,771	6,337
	Coca-Cola Enterprises, Inc.	237,314	5,748
	Whole Foods Market, Inc.	113,671	5,565
	Molson Coors Brewing Co. Class B	51,603	5,143
	Brown-Forman Corp. Class B	65,890	4,936

			Market
			Value•
		Shares	($000)
	The Estee Lauder Cos. Inc. Class A	102,471	4,351
	The Pepsi Bottling Group, Inc.	113,571	4,221
*	Constellation Brands, Inc. Class A	166,530	4,032
	McCormick & Co., Inc.	105,808	3,806
	Tyson Foods, Inc.	205,196	3,663
	Dean Foods Co.	106,084	2,714
			1,058,546
Energy (9.2%)
	ExxonMobil Corp.	4,573,177	423,293
	Chevron Corp.	1,762,498	164,935
	ConocoPhillips Co.	1,338,960	117,521
	Schlumberger Ltd.	979,681	102,867
	Occidental Petroleum Corp.	682,899	43,760
	Marathon Oil Corp.	568,560	32,419
	Valero Energy Corp.	460,015	30,904
	Devon Energy Corp.	363,372	30,233
	Halliburton Co.	747,557	28,706
*	Transocean Inc.	236,288	26,712
	Apache Corp.	268,628	24,193
	Baker Hughes, Inc.	259,270	23,430
*	National Oilwell Varco Inc.	144,869	20,934
	Anadarko Petroleum Corp.	379,715	20,410
	XTO Energy, Inc.	312,707	19,338
*	Weatherford International Ltd.	274,411	18,435
	Williams Cos., Inc.	483,120	16,455
	Hess Corp.	221,644	14,746
	EOG Resources, Inc.	196,787	14,234
	Spectra Energy Corp.	507,255	12,418
	Chesapeake Energy Corp.	339,262	11,962
	Smith International, Inc.	163,461	11,671
	Noble Corp.	221,822	10,880
	Murphy Oil Corp.	152,357	10,648
	Peabody Energy Corp.	215,252	10,304
	El Paso Corp.	560,897	9,518
*	Nabors Industries, Inc.	248,107	7,634
	CONSOL Energy, Inc.	149,812	6,981
	Sunoco, Inc.	97,600	6,908
	ENSCO International, Inc.	120,738	6,773
	BJ Services Co.	232,296	6,167
	Tesoro Corp.	112,602	5,182
	Rowan Cos., Inc.	85,553	3,130
			1,293,701
Financials (15.5%)
	Citigroup, Inc.	4,093,588	191,048
	Bank of America Corp.	3,651,523	183,562
	American International Group, Inc.	2,119,126	143,359
	JPMorgan Chase & Co.	2,794,049	128,023
	Wells Fargo & Co.	2,750,528	97,974
	Wachovia Corp.	1,560,725	78,270
	The Goldman Sachs Group, Inc.	333,659	72,317
	American Express Co.	974,035	57,828

		Market
		Value•
	Shares	($000)
Morgan Stanley	863,542	54,403
Merrill Lynch & Co., Inc.	714,523	50,931
Fannie Mae	798,752	48,572
U.S. Bancorp	1,436,720	46,737
MetLife, Inc.	614,614	42,857
Bank of New York Mellon Corp.	925,797	40,865
Prudential Financial, Inc.	385,724	37,639
Freddie Mac	541,090	31,930
The Travelers Cos., Inc.	558,066	28,093
The Allstate Corp.	490,971	28,079
Lehman Brothers Holdings, Inc.	435,113	26,860
CME Group, Inc.	45,163	26,526
Washington Mutual, Inc.	721,141	25,463
The Hartford Financial Services Group Inc.	257,242	23,808
AFLAC Inc.	399,745	22,801
Capital One Financial Corp.	338,435	22,482
State Street Corp.	323,883	22,076
SunTrust Banks, Inc.	291,325	22,045
PNC Financial Services Group	280,794	19,122
Simon Property Group, Inc. REIT	179,888	17,989
BB&T Corp.	443,503	17,913
The Chubb Corp.	333,087	17,867
Loews Corp.	369,470	17,864
Charles Schwab Corp.	805,412	17,397
Regions Financial Corp.	589,232	17,371
Franklin Resources Corp.	134,941	17,205
SLM Corp.	332,425	16,512
ACE Ltd.	264,767	16,037
Fifth Third Bancorp	449,594	15,232
Lincoln National Corp.	230,515	15,207
ProLogis REIT	209,258	13,884
The Principal Financial Group, Inc.	218,048	13,757
National City Corp.	504,137	12,649
Ameriprise Financial, Inc.	195,329	12,327
T. Rowe Price Group Inc.	217,405	12,107
XL Capital Ltd. Class A	151,709	12,015
Bear Stearns Co., Inc.	97,427	11,965
Progressive Corp. of Ohio	609,979	11,840
Vornado Realty Trust REIT	106,423	11,637
Marsh & McLennan Cos., Inc.	446,368	11,382
Aon Corp.	252,534	11,316
Genworth Financial Inc.	358,735	11,024
General Growth Properties Inc. REIT	199,945	10,721
Archstone-Smith Trust REIT	177,657	10,684
KeyCorp	324,854	10,503
Northern Trust Corp.	151,597	10,046
Equity Residential REIT	236,886	10,034
Boston Properties, Inc. REIT	94,819	9,852

			Market
			Value•
		Shares	($000)
	Countrywide Financial Corp.	502,722	9,557
	Moody’s Corp.	188,914	9,521
	Host Hotels & Resorts Inc. REIT	422,460	9,480
	Marshall & Ilsley Corp.	210,821	9,228
	Legg Mason Inc.	107,214	9,037
*	Discover Financial Services	431,771	8,981
	Kimco Realty Corp. REIT	197,879	8,946
	Public Storage, Inc. REIT	97,719	7,686
	Avalonbay Communities, Inc. REIT	64,164	7,575
*	IntercontinentalExchange Inc.	49,176	7,470
	Synovus Financial Corp.	263,719	7,397
	Unum Group	295,306	7,226
	MBIA, Inc.	107,523	6,564
	Comerica, Inc.	126,388	6,481
	M & T Bank Corp.	61,695	6,382
	American Capital Strategies, Ltd.	149,292	6,379
	CIT Group Inc.	158,267	6,362
	Hudson City Bancorp, Inc.	408,835	6,288
	Plum Creek Timber Co. Inc. REIT	139,644	6,250
	Leucadia National Corp.	126,094	6,080
	Developers Diversified Realty Corp. REIT	105,068	5,870
	Zions Bancorp	84,934	5,832
	Cincinnati Financial Corp.	134,569	5,828
	Commerce Bancorp, Inc.	149,575	5,800
	Safeco Corp.	92,014	5,633
	Ambac Financial Group, Inc.	85,788	5,397
	Huntington Bancshares Inc.	310,921	5,279
	Torchmark Corp.	80,435	5,013
	Sovereign Bancorp, Inc.	289,767	4,938
*	E*TRADE Financial Corp.	340,521	4,447
	Janus Capital Group Inc.	156,464	4,425
	Assurant, Inc.	81,477	4,359
*	CB Richard Ellis Group, Inc.	151,363	4,214
	Apartment Investment & Management Co. Class A REIT	75,745	3,418
	Federated Investors, Inc.	72,072	2,861
	First Horizon National Corp.	99,252	2,646
	MGIC Investment Corp.	67,974	2,196
			2,199,053
Health Care (9.1%)
	Johnson & Johnson	2,381,908	156,491
	Pfizer Inc.	5,719,051	139,716
	Merck & Co., Inc.	1,790,942	92,574
	Abbott Laboratories	1,265,120	67,836
	UnitedHealth Group Inc.	1,098,562	53,203
	Medtronic, Inc.	940,671	53,063
*	Amgen, Inc.	903,662	51,120
	Wyeth	1,099,403	48,978
	Bristol-Myers Squibb Co.	1,613,616	46,504
	Eli Lilly & Co.	804,749	45,814

			Market
			Value•
		Shares	($000)
	Schering-Plough Corp.	1,332,609	42,150
*	WellPoint Inc.	501,351	39,567
*	Gilead Sciences, Inc.	761,740	31,132
	Baxter International, Inc.	529,056	29,775
	Aetna Inc.	426,911	23,168
*	Celgene Corp.	310,134	22,116
*	Medco Health Solutions, Inc.	228,920	20,692
*	Thermo Fisher Scientific, Inc.	344,129	19,863
	Cardinal Health, Inc.	308,281	19,277
*	Covidien Ltd.	401,954	16,681
	Becton, Dickinson & Co.	199,404	16,361
*	Biogen Idec Inc.	245,056	16,255
	Allergan, Inc.	248,850	16,043
*	Zimmer Holdings, Inc.	194,058	15,717
*	Boston Scientific Corp.	1,097,834	15,315
	Stryker Corp.	211,343	14,532
	McKesson Corp.	237,140	13,941
	CIGNA Corp.	250,647	13,357
*	Genzyme Corp.	213,433	13,224
*	Express Scripts Inc.	227,470	12,697
*	St. Jude Medical, Inc.	286,823	12,640
*	Forest Laboratories, Inc.	257,618	9,607
*	Humana Inc.	134,433	9,394
*	Coventry Health Care Inc.	127,094	7,907
*	Laboratory Corp. of America Holdings	100,083	7,829
	Quest Diagnostics, Inc.	129,974	7,509
	AmerisourceBergen Corp.	161,820	7,335
	C.R. Bard, Inc.	82,567	7,282
*	Waters Corp.	88,155	5,899
*	Hospira, Inc.	126,806	5,256
	IMS Health, Inc.	169,550	5,195
	Applera Corp.–Applied Biosystems Group	147,703	5,116
*	Barr Pharmaceuticals Inc.	83,689	4,763
*	Varian Medical Systems, Inc.	104,169	4,364
*	Patterson Cos.	108,854	4,203
	Manor Care, Inc.	57,203	3,684
*	Millipore Corp.	44,232	3,353
	Mylan Inc.	198,520	3,168
	PerkinElmer, Inc.	103,197	3,014
*	Watson Pharmaceuticals, Inc.	80,584	2,611
	Bausch & Lomb, Inc.	40,722	2,606
*	King Pharmaceuticals, Inc.	203,021	2,379
*	Tenet Healthcare Corp.	352,444	1,184
			1,293,460
Industrials (9.0%)
	General Electric Co.	8,436,569	349,274
	The Boeing Co.	643,145	67,524
	United Technologies Corp.	811,379	65,300
	United Parcel Service, Inc.	867,854	65,176
	3M Co.	595,261	55,705
	Caterpillar, Inc.	525,948	41,250
	Honeywell International Inc.	625,001	37,169
	Emerson Electric Co.	649,814	34,583
	Lockheed Martin Corp.	287,821	31,226

			Market
			Value•
		Shares	($000)
	General Dynamics Corp.	328,942	27,786
	Deere & Co.	186,925	27,743
	FedEx Corp.	251,447	26,339
	Union Pacific Corp.	221,606	25,055
	Raytheon Co.	359,388	22,936
	Northrop Grumman Corp.	279,082	21,768
	Burlington Northern Santa Fe Corp.	260,686	21,160
	Illinois Tool Works, Inc.	339,872	20,270
	Tyco International, Ltd.	401,954	17,823
	PACCAR, Inc.	200,664	17,107
	Norfolk Southern Corp.	320,809	16,653
	Precision Castparts Corp.	111,348	16,477
	Danaher Corp.	197,374	16,325
	Waste Management, Inc.	432,466	16,321
	CSX Corp.	352,830	15,076
	Ingersoll-Rand Co.	243,786	13,279
	Textron, Inc.	203,238	12,643
	Eaton Corp.	118,696	11,756
	Cummins Inc.	85,246	10,902
	Parker Hannifin Corp.	94,409	10,558
	L-3 Communications Holdings, Inc.	100,655	10,281
	ITT Industries, Inc.	149,792	10,175
	Fluor Corp.	69,993	10,078
	Rockwell Collins, Inc.	133,249	9,733
	Rockwell Automation, Inc.	136,407	9,482
	Southwest Airlines Co.	640,085	9,473
	Dover Corp.	164,975	8,405
	Pitney Bowes, Inc.	180,473	8,197
	C.H. Robinson Worldwide Inc.	144,033	7,820
	Masco Corp.	323,463	7,495
	Cooper Industries, Inc. Class A	145,000	7,408
*	Terex Corp.	80,820	7,195
	Goodrich Corp.	99,493	6,788
	R.R. Donnelley & Sons Co.	177,565	6,492
	W.W. Grainger, Inc.	59,632	5,438
	American Standard Cos., Inc.	138,353	4,928
	Avery Dennison Corp.	85,261	4,862
	Equifax, Inc.	124,447	4,744
	Cintas Corp.	109,034	4,045
	Robert Half International, Inc.	132,055	3,943
	Pall Corp.	92,587	3,602
*	Monster Worldwide Inc.	102,047	3,476
*	Allied Waste Industries, Inc.	207,328	2,643
	Ryder System, Inc.	47,078	2,307
			1,274,194
Information Technology (12.7%)
	Microsoft Corp.	6,669,476	196,483
*	Cisco Systems, Inc.	5,012,221	165,955
	International Business Machines Corp.	1,117,255	131,613
	Intel Corp.	4,805,769	124,277
*	Apple Inc.	715,633	109,878
*	Google Inc.	190,075	107,824

			Market
			Value•
		Shares	($000)
	Hewlett-Packard Co.	2,131,333	106,119
*	Oracle Corp.	3,233,778	70,011
	QUALCOMM Inc.	1,377,736	58,223
*	Dell Inc.	1,855,579	51,214
	Texas Instruments, Inc.	1,172,621	42,906
*	eBay Inc.	935,756	36,513
*	EMC Corp.	1,716,359	35,700
	Motorola, Inc.	1,893,118	35,079
	Corning, Inc.	1,284,723	31,668
*	Yahoo! Inc.	1,108,600	29,755
	Applied Materials, Inc.	1,122,391	23,233
	Automatic Data Processing, Inc.	451,905	20,756
*	Adobe Systems, Inc.	475,003	20,739
*	NVIDIA Corp.	445,557	16,147
*	Juniper Networks, Inc.	438,189	16,042
*	Sun Microsystems, Inc.	2,844,870	15,960
*	Symantec Corp.	740,683	14,354
	Tyco Electronics Ltd.	401,954	14,241
*	Electronic Arts Inc.	249,505	13,970
*	Broadcom Corp.	378,995	13,811
*	Xerox Corp.	774,851	13,436
	Western Union Co.	620,254	13,007
*	Agilent Technologies, Inc.	332,127	12,249
	Paychex, Inc.	275,137	11,281
*	MEMC Electronic Materials, Inc.	182,151	10,721
*	SanDisk Corp.	183,959	10,136
	Analog Devices, Inc.	278,695	10,078
*	Autodesk, Inc.	187,665	9,378
*	Cognizant Technology Solutions Corp.	114,626	9,144
	Electronic Data Systems Corp.	418,125	9,132
	KLA-Tencor Corp.	160,937	8,977
	CA, Inc.	340,712	8,763
*	Intuit, Inc.	282,860	8,571
*	Network Appliance, Inc.	302,675	8,145
*	Computer Sciences Corp.	139,869	7,819
*	Fiserv, Inc.	145,146	7,382
	Xilinx, Inc.	269,901	7,055
*	NCR Corp.	141,255	7,035
	Linear Technology Corp.	198,338	6,940
	Altera Corp.	287,774	6,930
*	VeriSign, Inc.	198,757	6,706
*	Micron Technology, Inc.	599,703	6,657
*	Avaya Inc.	359,807	6,102
	Microchip Technology, Inc.	166,800	6,058
	National Semiconductor Corp.	218,943	5,938
*	Advanced Micro Devices, Inc.	443,604	5,856
	Fidelity National Information Services, Inc.	131,281	5,825
*	Citrix Systems, Inc.	141,270	5,696
*	BMC Software, Inc.	165,242	5,160
*	LSI Corp.	663,779	4,925

			Market
			Value•
		Shares	($000)
*	Affiliated Computer Services, Inc. Class A	91,615	4,603
*	Akamai Technologies, Inc.	134,561	3,866
	Jabil Circuit, Inc.	154,917	3,538
*	Tellabs, Inc.	343,968	3,275
*	Lexmark International, Inc.	77,777	3,230
	Molex, Inc.	113,597	3,059
*	Solectron Corp.	720,923	2,812
*	Novellus Systems, Inc.	102,109	2,783
*	Ciena Corp.	64,968	2,474
*	JDS Uniphase Corp.	161,708	2,419
*	Compuware Corp.	295,025	2,366
*	Teradyne, Inc.	153,662	2,121
*	Novell, Inc.	275,590	2,106
*	Convergys Corp.	112,062	1,945
	Tektronix, Inc.	67,203	1,864
*	Unisys Corp.	273,899	1,813
*	QLogic Corp.	125,206	1,684
			1,793,531
Materials (2.5%)
	Monsanto Co.	447,673	38,383
	E.I. du Pont de Nemours & Co.	753,428	37,340
	Dow Chemical Co.	774,284	33,341
	Freeport-McMoRan Copper & Gold, Inc. Class B	309,741	32,489
	Alcoa Inc.	727,920	28,476
	Praxair, Inc.	260,411	21,812
	Air Products & Chemicals, Inc.	179,124	17,511
	Newmont Mining Corp. (Holding Co.)	365,007	16,327
	Nucor Corp.	245,195	14,582
	International Paper Co.	370,183	13,278
	Weyerhaeuser Co.	172,728	12,488
	United States Steel Corp.	97,363	10,315
	PPG Industries, Inc.	131,837	9,960
	Allegheny Technologies Inc.	81,556	8,967
	Vulcan Materials Co.	77,154	6,878
	Ecolab, Inc.	144,830	6,836
	Rohm & Haas Co.	116,374	6,479
	Sigma-Aldrich Corp.	105,416	5,138
	Temple-Inland Inc.	86,124	4,533
	MeadWestvaco Corp.	148,525	4,386
	Eastman Chemical Co.	64,110	4,278
	Ball Corp.	79,071	4,250
	International Flavors & Fragrances, Inc.	66,135	3,496
	Sealed Air Corp.	126,684	3,238
*	Pactiv Corp.	107,997	3,095
	Ashland, Inc.	49,689	2,992
	Bemis Co., Inc.	87,237	2,539
	Hercules, Inc.	83,670	1,759
			355,166

			Market
			Value•
		Shares	($000)
Telecommunication Services (2.9%)
	AT&T Inc.	5,028,997	212,777
	Verizon Communications Inc.	2,389,945	105,827
	Sprint Nextel Corp.	2,363,625	44,909
	Alltel Corp.	282,577	19,690
*	Qwest Communications International Inc.	1,300,682	11,914
	Embarq Corp.	119,205	6,628
	Windstream Corp.	385,633	5,445
	CenturyTel, Inc.	100,184	4,630
	Citizens Communications Co.	295,406	4,230
			416,050
Utilities (2.7%)
	Exelon Corp.	549,453	41,407
	TXU Corp.	373,504	25,574
	Southern Co.	614,157	22,282
	Dominion Resources, Inc.	245,698	20,712
	FPL Group, Inc.	335,727	20,439
	Duke Energy Corp.	1,020,101	19,066
	Entergy Corp.	167,346	18,122
	Public Service Enterprise Group, Inc.	204,938	18,032
	FirstEnergy Corp.	260,596	16,506
	American Electric Power Co., Inc.	319,927	14,742
	Edison International	263,338	14,602
	PPL Corp.	311,047	14,401
	PG&E Corp.	284,534	13,601
	Constellation Energy Group, Inc.	144,655	12,410
	Sempra Energy	211,900	12,316
*	AES Corp.	539,191	10,805
	Consolidated Edison Inc.	220,618	10,215
	Progress Energy, Inc.	204,777	9,594
	Ameren Corp.	167,847	8,812
	Questar Corp.	135,840	7,136
	Xcel Energy, Inc.	328,832	7,083
	DTE Energy Co.	145,198	7,033
*	Allegheny Energy, Inc.	131,394	6,867
	NiSource, Inc.	224,485	4,297
	CenterPoint Energy Inc.	246,290	3,948
*	Dynegy, Inc.	359,383	3,321
	Pinnacle West Capital Corp.	81,090	3,204
	CMS Energy Corp.	183,404	3,085
	Integrys Energy Group, Inc.	57,303	2,936
	TECO Energy, Inc.	158,784	2,609
	Nicor Inc.	33,136	1,422
			376,579
Total Common Stocks
(Cost $6,396,794)			11,087,387

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (21.7%)[1]
	Money Market Fund (18.1%)
2	Vanguard Market Liquidity Fund, 5.153%	2,557,539,574	2,557,540
2	Vanguard Market Liquidity Fund, 5.153%—Note F	1,216,000	1,216
			2,558,756

		Face
		Amount
		($000)
Commercial Paper (3.4%)
	Bank of America Corp.5.362%, 12/18/07	22,000	21,748
	5.523%, 12/3/07	50,000	49,537
	Citigroup Funding Inc.5.476%, 12/13/07	42,000	41,553
3	Danske Corp.5.098%, 12/4/07	50,000	49,532
	ING (U.S.) Funding LLC 5.426%, 12/17/07	50,000	49,438
	Lloyds TSB Bank 5.310%, 12/18/07	50,000	49,390
	Santander Centro Hispanic 5.672%, 12/7/07	50,000	49,508
	Swedbank (Foreningssparbanken AB)5.403%, 12/18/07	10,000	9,886
	Swedbank Mortgage AB 5.575%, 12/14/07	50,000	49,457
	UBS Finance (Delaware), LLC 5.400%, 12/14/07	20,000	19,784
	5.505%, 12/13/07	44,500	44,026
3	Westpac Banking Corp.5.393%, 12/18/07	50,000	49,431
			483,290
U.S. Government Obligation (0.2%)
	U.S. Treasury Bill
4	3.631%–3.889%, 12/20/07	28,500	28,268
Total Temporary Cash Investments
(Cost $3,070,257)			3,070,314
Total Investments (100.1%)
(Cost $9,467,051)			14,157,701
Other Assets and Liabilities (–0.1%)
Other Assets—Note C			36,612
Liabilities—Note F			(51,724)
			(15,112)
Net Assets (100%)			14,142,589

At September 30, 2007, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	9,589,551
Undistributed Net Investment Income	71,660
Accumulated Net Realized Losses	(224,918)
Unrealized Appreciation
Investment Securities	4,690,650
Futures Contracts	15,646
Net Assets	14,142,589

Investor Shares—Net Assets
Applicable to 382,710,626 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,832,661
Net Asset Value Per Share—
Investor Shares	$30.92

Admiral Shares—Net Assets
Applicable to 33,268,455 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,309,928
Net Asset Value Per Share—
Admiral Shares	$69.43

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity and bond markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock, bond, and temporary cash investment positions represent 80.2%, 10.9%, and 9.4%, respectively, of net assets. See Note D in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2007, the aggregate value of these securities was $98,963,000, representing 0.7% of net assets.

4 Securities with a value of $28,268,000 have been segregated as initial margin for open futures contracts.

5 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended
September 30, 2007
($000)
Investment Income
Income
Dividends	204,390
Interest[1]	142,880
Security Lending	245
Total Income	347,515
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,959
Performance Adjustment	5,586
The Vanguard Group—Note C
Management and Administrative
Investor Shares	22,185
Admiral Shares	2,204
Marketing and Distribution
Investor Shares	1,980
Admiral Shares	291
Custodian Fees	69
Auditing Fees	23
Shareholders’ Reports
Investor Shares	89
Admiral Shares	23
Trustees’ Fees and Expenses	16
Total Expenses	46,425
Net Investment Income	301,090
Realized Net Gain (Loss)
Investment Securities Sold	51,487
Futures Contracts	226,149
Realized Net Gain (Loss)	277,636
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,342,281
Futures Contracts	(19,968)
Change in Unrealized Appreciation (Depreciation)	1,322,313
Net Increase (Decrease) in Net Assets Resulting from Operations	1,901,039

1 Interest income from an affiliated company of the fund was $113,712.

Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	301,090	228,187
Realized Net Gain (Loss)	277,636	134,510
Change in Unrealized Appreciation (Depreciation)	1,322,313	826,031
Net Increase (Decrease) in Net Assets Resulting from Operations	1,901,039	1,188,728
Distributions
Net Investment Income
Investor Shares	(231,821)	(186,627)
Admiral Shares	(46,845)	(36,079)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(278,666)	(222,706)
Capital Share Transactions—Note G
Investor Shares	439,424	(126,106)
Admiral Shares	198,449	139,054
Net Increase (Decrease) from Capital Share Transactions	637,873	12,948
Total Increase (Decrease)	2,260,246	978,970
Net Assets
Beginning of Period	11,882,343	10,903,373
End of Period[1]	14,142,589	11,882,343

1 Net Assets—End of Period includes undistributed net investment income of $71,660,000 and $49,236,000.

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$27.29	$25.08	$22.92	$20.66	$16.65
Investment Operations
Net Investment Income	.66	.52	.48[1]	.400	.26
Net Realized and Unrealized Gain (Loss)
on Investments	3.59	2.20	2.16	2.225	4.02
Total from Investment Operations	4.25	2.72	2.64	2.625	4.28
Distributions
Dividends from Net Investment Income	(.62)	(.51)	(.48)	(.365)	(.27)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.62)	(.51)	(.48)	(.365)	(.27)
Net Asset Value, End of Period	$30.92	$27.29	$25.08	$22.92	$20.66

Total Return[2]	15.69%	11.00%	11.60%	12.75%	25.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,833	$10,024	$9,333	$8,989	$7,541
Ratio of Total Expenses to Average Net Assets[3]	0.37%	0.41%	0.38%	0.38%	0.43%
Ratio of Net Investment Income to
Average Net Assets	2.25%	2.01%	1.98%[1]	1.79%	1.34%
Portfolio Turnover Rate	6%	16%	6%	34%	43%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.01%, 0.00%, and 0.00%.

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$61.28	$56.33	$51.47	$46.39	$37.38
Investment Operations
Net Investment Income	1.555	1.235	1.145[1]	.953	.625
Net Realized and Unrealized Gain (Loss)
on Investments	8.054	4.924	4.849	5.009	9.033
Total from Investment Operations	9.609	6.159	5.994	5.962	9.658
Distributions
Dividends from Net Investment Income	(1.459)	(1.209)	(1.134)	(.882)	(.648)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.459)	(1.209)	(1.134)	(.882)	(.648)
Net Asset Value, End of Period	$69.43	$61.28	$56.33	$51.47	$46.39

Total Return	15.81%	11.10%	11.74%	12.91%	25.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,310	$1,858	$1,571	$691	$619
Ratio of Total Expenses to Average Net Assets[2]	0.27%	0.30%	0.28%	0.27%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.35%	2.12%	2.08%[1]	1.90%	1.46%
Portfolio Turnover Rate	6%	16%	6%	34%	43%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.135 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.01%, 0.00%, and 0.00%. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the markets, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Index. For the year ended September 30, 2007, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before an increase of $5,586,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2007, the fund had contributed capital of $1,193,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2007, the fund had $86,982,000 of ordinary income available for distribution. The fund had available realized losses of $205,370,000 to offset future net capital gains of $110,556,000 through September 30, 2011, and $94,814,000 through September 30, 2012.

At September 30, 2007, the cost of investment securities for tax purposes was $9,516,581,000. Net unrealized appreciation of investment securities for tax purposes was $4,690,650,000, consisting of unrealized gains of $4,798,869,000 on securities that had risen in value since their purchase and

$ 108,219,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2007, the aggregate settlement value of open futures contracts expiring in December 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
30-Year Treasury Bond	13,790	1,535,430	8,200
S&P 500 Index	666	256,094	7,446

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended September 30, 2007, the fund purchased $654,644,000 of investment securities and sold $666,560,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at September 30, 2007, was $1,201,000, for which the fund received cash collateral of $1,216,000.

G. Capital share transactions for each class of shares were:

		Year Ended	Year Ended
	September 30, 2007		September 30, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,408,264	48,079	988,493	38,320
Issued in Lieu of Cash Distributions	229,125	7,760	184,124	7,219
Redeemed	(1,197,965)	(40,514)	(1,298,723)	(50,230)
Net Increase (Decrease)—Investor Shares	439,424	15,325	(126,106)	(4,691)
Admiral Shares
Issued	426,525	6,387	330,552	5,723
Issued in Lieu of Cash Distributions	42,430	640	32,589	569
Redeemed	(270,506)	(4,084)	(224,087)	(3,845)
Net Increase (Decrease)—Admiral Shares	198,449	2,943	139,054	2,447

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning October 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of September 30, 2007, no provision for income tax would be required in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Asset Allocation Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 7, 2007

Special 2007 tax information (unaudited) for Vanguard Asset Allocation Fund

This information for the fiscal year ended September 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $203,872,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 66.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Asset Allocation Fund Investor Shares[1]
Periods Ended September 30, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	15.69%	15.25%	8.02%
Returns After Taxes on Distributions	15.19	14.81	6.64
Returns After Taxes on Distributions and Sale of Fund Shares	10.50	13.23	6.17

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Asset Allocation Fund	3/31/2007	9/30/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,078.22	$1.77
Admiral Shares	1,000.00	1,078.41	1.30
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.36	$1.72
Admiral Shares	1,000.00	1,023.82	1.27

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 29 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Asset Allocation Fund has renewed the fund’s investment advisory agreement with Mellon Capital Management Corporation. The board determined that the retention of Mellon Capital was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of Mellon Capital’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Mellon Capital Management Corporation was founded in 1983. The firm is a leader in asset allocation and quantitative investment strategies, with a history of innovation in portfolio management. The firm has managed the fund since its inception in 1988. Mellon Capital uses a proprietary, quantitative model in implementing a disciplined process that focuses on forward-looking, risk-adjusted returns. The equity-risk premium is based on the model’s estimates of the average annual returns of stocks and of A-rated corporate bonds over the next ten years. The advisor actively allocates the fund’s assets among investments representing the performance of three broad asset categories: S&P 500 Index stocks, long-term U.S. Treasury bonds, and money market instruments. To determine the optimal portfolio mix, the allocation process considers expectations for relative performance, relative risk, and inflation.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the results have been strong. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Mellon Capital in determining whether to approve the advisory fee, because Mellon Capital is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition on the following page). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q780 112007

Vanguard® U.S. Value Fund Annual Report

September 30, 2007

>	For the fiscal year ended September 30, 2007, Vanguard U.S. Value Fund returned 10.5%, respectable in absolute terms but below the return of its benchmark index and the average return of its peers.

>	The fund’s long-term performance has been competitive, with returns since inception that are in line with the index and outpace the peer-group average.

>	In June, the fund’s advisory team was expanded to include AXA Rosenberg Investment Management, which now oversees half of the fund’s assets.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	12
Your Fund’s After-Tax Returns	26
About Your Fund’s Expenses	27
Trustees Approve Advisory Agreement	29
Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard U.S. Value Fund	VUVLX	10.5%
Russell 3000 Value Index		13.7
Average Multi-Cap Value Fund[1]		13.6

Your Fund’s Performance at a Glance
September 30, 2006–September 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$14.55	$15.41	$0.230	$0.410

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the 2007 fiscal year, Vanguard U.S. Value Fund posted a solid return of 10.5% that nonetheless lagged the 13.7% gain of the Russell 3000 Value Index and the 13.6% average return of the fund’s peers.

Missteps in stock selection and sector weightings caused the fund to underperform its benchmarks. The fund trailed the performance of the index in seven of ten sectors; the three in which it led were smaller groups, together representing just 14% of the portfolio on average.

If you own shares of the U.S. Value Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 26.

Please note that our preliminary estimates suggest that the fund will distribute capital gains of roughly $1.25 per share in December 2007.

Strong returns for U.S. stocks; even better for markets abroad

U.S. stocks produced excellent returns for the fiscal year despite a midsummer shakeup brought on by problems in the subprime mortgage-loan market. Financials stocks—which represent a sizable share of the U.S. market’s value—were hardest hit, as investment banking and consumer lending businesses throttled back.

2

The broad U.S. equity market returned 17.1% for the year. Returns from large-capitalization stocks outpaced those of small-caps, and growth stocks outperformed their value-oriented counterparts. As investors took account of risk, they seemed to show a preference for large-cap growth stocks, which appeared better positioned to thrive in a period of uncertainty.

Although not immune to the effects of the turmoil in U.S. credit markets, international stocks handily surpassed the returns of domestic stocks over the 12 months. The dollar’s ongoing weakness further enhanced foreign market gains for U.S.-based investors.

The bond market was shaken, but regained ground in the end

Turbulence in the corporate bond and subprime lending markets caused a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, particularly toward the end of the fiscal period. As the bonds’ prices rose, their yields fell. The declines were greatest among Treasury securities with the shortest maturities. The yield of the 3-month Treasury bill, which started the fiscal year at 4.89%, dropped more than a full percentage point to 3.81%.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.9%	13.8%	16.0%
Russell 2000 Index (Small-caps)	12.3	13.4	18.8
Dow Jones Wilshire 5000 Index (Entire market)	17.1	14.0	16.5
MSCI All Country World Index ex USA (International)	31.1	26.5	26.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.1%	3.9%	4.1%
Lehman Municipal Bond Index	3.1	3.9	4.0
Citigroup 3-Month Treasury Bill Index	5.0	4.0	2.8

CPI
Consumer Price Index	2.8%	3.2%	2.9%

3

As short-term yields fell, the yield curve—which illustrates the relationship between short- and long-term bond yields—returned to its usual, upward-sloping pattern. The curve had been mildly inverted at the start of the period, with yields of shorter-term bonds above those of longer-term issues. For the year ended September 30, the broad taxable bond market returned 5.1%. Returns from tax-exempt bonds were lower, as they did not benefit from the late-summer rally in Treasuries.

Sector weightings, stock choices caused the fund to underperform

While the U.S. Value Fund’s 2007 fiscal-year return of 10.5% was respectable, it was below the return of the fund’s benchmark and the average return of competing mutual funds. The shortfall reflected the fund’s relatively heavy weightings in weakly performing stocks and sectors, as well as missed opportunities.

During the period, the fund’s significant holdings in the financials and consumer discretionary sectors underperformed the same sectors in the index yardstick. Individual securities that hurt the fund’s performance included Home Depot (–8%), which has struggled as the housing market has taken a turn for the worse, and newspaper publisher Gannett (–21%). The fund also lacked significant exposure to subsectors where performance was strong, such as hotels, resorts, and cruise lines.

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Multi-Cap
	Fund	Value Fund
U.S. Value Fund	0.33%	1.31%

1 Fund expense ratio reflects the 12 months ended September 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

As I noted above, the fund outperformed the index in three sectors: information technology, telecommunication services, and utilities. However, as these sectors together represented only 14%, on average, of the fund’s total assets, their gains were inadequate to offset losses elsewhere. In telecom, top-ten holdings AT&T and Verizon Communications performed well.

The fund’s other top-ten holdings produced a mix of healthy gains and disappointing losses. On the plus side, oil producers ExxonMobil, Chevron, and ConocoPhillips all contributed strong returns; on the downside, pharmaceuticals firm Pfizer and insurer Allstate had a difficult year.

In June 2007, the fund’s advisory team was expanded to include AXA Rosenberg Investment Management, which now oversees half of U.S. Value’s assets.

The other half continues to be managed by Grantham, Mayo, Van Otterloo & Co., which has advised the fund since its inception. The fund’s board of trustees believes that the use of multiple advisors will benefit shareholders by providing exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The fund’s long-term record is solidly competitive

Despite the fund’s modest fiscal-year performance, its long-term results remain competitive. The fund began operations in June 2000, just after the start of a prolonged market downturn. Since then it has made commendable gains. Over the fund’s seven-year history, its returns have been in line with those of its benchmark index and have exceeded its competitors’ average.

Total Returns
June 29, 2000,[1] Through September 30, 2007
Average
Annual Return
U.S. Value Fund	8.9%
Russell 3000 Value Index	9.1
Average Multi-Cap Value Fund[2]	7.7

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Fund inception date.

2 Derived from data provided by Lipper Inc.

5

The fund’s strong relative performance has been aided by its low costs, which ensure that more of its returns are directed back to you, the shareholder. For a look at how the fund stacks up against its competitors in terms of expenses, see the table on page 4.

Diversification is key to a wise investment strategy

As the past year has demonstrated, there’s no way to know what will happen in the stock market tomorrow, much less next month or next year. So what’s the best long-term strategy to follow when the markets can be so volatile?

The best way to put together a long-term investment program is to select a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and tolerance for risk. In the short term, a balanced portfolio is unlikely to deliver either the best or the worst returns, but it can help you to reap the rewards of the markets’ best-performing assets while diluting the impact of the worst. As a rule, we suggest that you stay the course with your portfolio through the market’s ups and downs, and that you resist the short-term urge to tinker with it.

As you work toward your long-term financial goals, Vanguard U.S. Value Fund can play an important role in the stock portion of a well-diversified portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 18, 2007

6

Advisors’ Report

During the fiscal year ended September 30, 2007, Vanguard U.S. Value Fund returned 10.5%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal year and how portfolio positioning reflects this assessment. These comments were prepared on October 17, 2007.

Grantham, Mayo, Van Otterloo & Co. LLC

Portfolio Manager:

Sam Wilderman, CFA, Partner and Director of U.S. Equity Management

During the 12-month period ended September 30, 2007, Vanguard U.S. Value Fund returned 10.5%. Of the investment disciplines that we employ for the portfolio, our valuation discipline detracted from relative returns for the year, while our momentum discipline added to them modestly. Both sector and stock selection detracted from returns when compared with the benchmark.

Vanguard U.S. Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Grantham, Mayo,	49	682	Uses a disciplined investment approach, evaluating
Van Otterloo & Co. LLC			the investment universe by each stock selection
			discipline—valuation and momentum—then identifies
			and selects the most attractive stocks.
AXA Rosenberg Investment	49	682	Employs an investment philosophy grounded in
Management LLC			fundamental analysis using a two-part quantitative
			model: a valuation model, which compares a stock’s
			price to its fair value, and an earnings forecast
			model, which identifies companies likely to have
			superior earnings.
Cash Investments[1]	2	42	—

1 Vanguard invests these short-term reserves in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

7

Our methodology

We build our portfolio using a disciplined approach to buying and selling stocks. The process begins with an investment universe comprising the 3,000 largest U.S. stocks. These stocks are evaluated independently by each of our selection disciplines—valuation and momentum. Each discipline identifies the stocks that are most attractive according to its methodology, and from these rankings we choose stocks for the portfolio.

The investment environment

Infatuation with risk was the year’s dominant theme. Spurred by a glut of liquidity and determined to seek every increment of yield, investors continued to bid up risky assets, to the detriment of our higher-quality portfolio. Though risk-taking was a profitable investment strategy for most of the period, there were a few notable exceptions.

In late February, the broad U.S. market plunged as worries about troubles in the credit market began to spread. Though briefly volatile, the market soon recovered and recommenced its ascent as if nothing had happened. July began in the midst of a strong bull run, and investors’ continued appetite for risk led to all-time highs for the Dow Jones Industrials Average and the Standard & Poor’s 500 Index on July 19.

In the following days, a much-publicized period of risk-aversion began, and high-quality stocks outperformed for a time. As quickly as things had fallen apart, however, by mid-August they began to turn back, aided by a rate cut from the Federal Reserve Board. The brief trend toward risk-aversion was quelled, the market quickly resumed its multiyear risk posture, and most indexes moved higher.

These two brief moves toward risk-aversion, followed by strong corrections, showed both how quickly things can change and how resistant the market has been to negative news. Driven by a belief that stocks will continue to move higher (with occasional help from the Fed), investors have persistently avoided higher-quality companies, causing our valuation discipline to lag the market. Despite the flare-ups, risk-aversion has done little to drive the market.

We continue to believe that the present attitude toward risk cannot persist indefinitely. Each chink in the armor of that attitude brings us closer to a significant repricing. For now, we end the fiscal year very much as we entered it—positioned for a prolonged turn toward risk-aversion. We are confident that we can outperform when it occurs.

8

AXA Rosenberg Investment Management LLC

Portfolio Manager:

William E. Ricks, Ph.D., Americas Chief Executive and Chief Investment Officer

It is our firm conviction that a company’s fundamentals drive its earnings and that the price paid for those earnings will ultimately drive investment performance. We seek to capture both short-term earnings growth and superior long-term cumulative earnings through the use of two bottom-up stock selection models.

Our methodology

We believe that by employing rigorous security-level analysis we can uncover stocks with an earnings advantage—that is, stocks that will produce superior future/earnings per dollar of cost. While this approach will lead to small industry and style biases relative to the benchmark, we seek to add value primarily through intra-industry stock selection.

Our performance

In the few months since we joined the advisory team for the U.S. Value Fund, our portfolio has benefited from its overweight positioning relative to the benchmark in both financials and basic materials. More importantly, within each of those categories, stock selection was strong.

Among the best positions for the period were overweightings in Bank of America, Freeport-McMoRan, and Lyondell Chemical. The decision to underweight Countrywide Financial and Fannie Mae was also helpful to relative results.

9

Fund Profile

As of September 30, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	508	1,885	4,887
Median Market Cap	$46.4B	$42.9B	$36.1B
Price/Earnings Ratio	13.8x	14.8x	18.1x
Price/Book Ratio	2.2x	2.1x	2.8x
Yield	2.1%	2.4%	1.7%
Return on Equity	18.2%	17.3%	18.8%
Earnings Growth Rate	23.2%	20.7%	21.6%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	114%	—	—
Expense Ratio	0.33%	—	—
Short-Term Reserves	–0.8%[3]	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	12.2%	8.0%	10.4%
Consumer Staples	6.8	7.5	8.2
Energy	16.8	13.8	11.2
Financials	24.6	32.3	20.0
Health Care	9.1	6.8	11.6
Industrials	9.4	10.7	11.8
Information Technology	6.9	4.4	16.0
Materials	4.8	4.3	3.7
Telecommunication Services	6.3	6.3	3.5
Utilities	3.1	5.9	3.6

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.90	0.89
Beta	1.00	1.00

Ten Largest Holdings[5] (% of total net assets)

ExxonMobil Corp.	integrated oil and gas	6.1%
Citigroup, Inc.	diversified financial services	3.3
Verizon Communications Inc.	integrated telecommunication services	3.2
Bank of America Corp.	diversified financial services	3.2
Pfizer Inc.	pharmaceuticals	3.0
General Electric Co.	industrial conglomerates	2.7
Chevron Corp.	integrated oil and gas	2.6
ConocoPhillips Co.	integrated oil and gas	2.6
AT&T Inc.	integrated telecommunication services	1.9
The Allstate Corp.	property and casualty insurance	1.8
Top Ten		30.4%

Investment Focus

1 Russell 3000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 31.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 29, 2000–September 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2007			of a $10,000
	One Year	Five Years	Since Inception[1]	Investment
U.S. Value Fund[2]	10.52%	15.18%	8.87%	$18,517
Dow Jones Wilshire 5000 Index	17.08	16.53	3.34	12,694
Russell 3000 Value Index	13.73	18.10	9.07	18,774
Average Multi-Cap Value Fund[3]	13.55	16.34	7.65	17,072

Fiscal-Year Total Returns (%): June 29, 2000–September 30, 2007

1 Performance for the fund and its comparative standards is calculated since the fund's inception: June 29, 2000.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 21 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets

As of September 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.6%)[1]
Consumer Discretionary (11.7%)
	Time Warner, Inc.	841,400	15,448
	Home Depot, Inc.	396,100	12,849
	CBS Corp.	377,500	11,891
	McDonald’s Corp.	183,300	9,984
	Lowe’s Cos., Inc.	276,200	7,739
*	Ford Motor Co.	728,329	6,184
	Gannett Co., Inc.	138,400	6,048
	General Motors Corp.	121,300	4,452
	Target Corp.	69,300	4,405
*	Expedia, Inc.	135,300	4,313
*	Big Lots Inc.	133,590	3,986
*	Mohawk Industries, Inc.	37,962	3,086
	Service Corp. International	227,146	2,930
	VF Corp.	32,100	2,592
*	Jack in the Box Inc.	39,110	2,536
*	IAC/InterActiveCorp	83,310	2,472
	Carnival Corp.	48,200	2,334
	Whirlpool Corp.	26,000	2,317
*	Dollar Tree Stores, Inc.	56,800	2,303
	Mattel, Inc.	98,100	2,301
	The Walt Disney Co.	56,700	1,950
	Liz Claiborne, Inc.	54,200	1,861
*	AutoNation, Inc.	104,800	1,857
*	TRW Automotive Holdings Corp.	53,800	1,704
*	Kohl’s Corp.	29,000	1,663
	The Gap, Inc.	76,400	1,409
	Sherwin-Williams Co.	21,000	1,380
*	ITT Educational Services, Inc.	11,100	1,351
	Johnson Controls, Inc.	11,200	1,323
	Eastman Kodak Co.	49,100	1,314
*	Scholastic Corp.	36,800	1,283
	Harley-Davidson, Inc.	27,400	1,266
	Family Dollar Stores, Inc.	44,100	1,171
	Sonic Automotive, Inc.	45,700	1,094
	Staples, Inc.	50,700	1,090
*	Bed Bath & Beyond, Inc.	31,000	1,058

			Market
			Value•
		Shares	($000)
*	Liberty Media Corp.— Capital Series A	8,400	1,049
	Tupperware Brands Corp.	32,600	1,027
*	Rent-A-Center, Inc.	56,000	1,015
*	AutoZone Inc.	8,200	952
*	Career Education Corp.	33,900	949
	Tribune Co.	34,600	945
	Hasbro, Inc.	32,800	914
	Jones Apparel Group, Inc.	43,100	911
	Centex Corp.	34,100	906
	Bob Evans Farms, Inc.	28,565	862
	TJX Cos., Inc.	29,500	858
*	Coach, Inc.	17,700	837
*	Comcast Corp. Class A	33,900	820
*	Toll Brothers, Inc.	39,200	784
	Lennar Corp. Class A	33,900	768
	NIKE, Inc. Class B	13,000	763
	Abercrombie & Fitch Co.	8,800	710
	Brunswick Corp.	30,700	702
	New York Times Co. Class A	34,500	682
	American Axle & Manufacturing Holdings, Inc.	25,900	654
	Penske Automotive Group Inc.	32,100	650
	ArvinMeritor, Inc.	38,400	646
	CBRL Group, Inc.	14,700	600
	OfficeMax, Inc.	16,400	562
	Blyth, Inc.	26,100	534
	Asbury Automotive Group, Inc.	26,300	521
	KB Home	20,600	516
*	The Goodyear Tire & Rubber Co.	16,700	508
	Tiffany & Co.	9,700	508
	D. R. Horton, Inc.	39,100	501
	The McGraw-Hill Cos., Inc.	9,200	468
	Group 1 Automotive, Inc.	13,700	460
	MDC Holdings, Inc.	10,340	423
*	O’Reilly Automotive, Inc.	12,600	421
	Belo Corp. Class A	24,100	418
	American Greetings Corp. Class A	15,700	414
^	Furniture Brands International Inc.	37,600	381

12

			Market
			Value•
		Shares	($000)
	Foot Locker, Inc.	24,700	379
	Autoliv, Inc.	6,200	370
	BorgWarner, Inc.	3,900	357
*	Helen of Troy Ltd.	17,300	334
*	CEC Entertainment Inc.	12,200	328
	Stage Stores, Inc.	17,960	327
*	Sears Holdings Corp.	2,400	305
	O’Charley's Inc.	19,500	296
*	Zale Corp.	12,200	282
*	Perry Ellis International Corp.	10,000	277
	Pulte Homes, Inc.	20,300	276
*	Avatar Holding, Inc.	5,100	255
	American Eagle Outfitters, Inc.	9,100	239
	Interactive Data Corp.	7,700	217
*	Starbucks Corp.	7,200	189
	Borders Group, Inc.	13,400	179
	Books-a-Million Inc.	13,500	179
*	Deckers Outdoor Corp.	1,500	165
*	Getty Images, Inc.	5,900	164
*	Bluegreen Corp.	19,700	153
^	Bon-Ton Stores, Inc.	6,200	141
*	Stoneridge, Inc.	13,300	135
	Dillard’s Inc.	6,200	135
	Hooker Furniture Corp.	4,600	92
	Systemax Inc.	4,300	88
	Kellwood Co.	4,900	84
	Ruby Tuesday, Inc.	4,500	83
^	Talbots Inc.	4,000	72
*	DG FastChannel Inc.	2,811	66
	Cooper Tire & Rubber Co.	2,700	66
	RadioShack Corp.	3,000	62
*	R.H. Donnelley Corp.	1,100	62
*	Maidenform Brands, Inc.	2,250	36
*	The Warnaco Group, Inc.	910	35
*^	Syntax-Brillian Corp.	4,200	17
			165,028
Consumer Staples (6.4%)
	Wal-Mart Stores, Inc.	326,400	14,247
	The Kroger Co.	457,260	13,041
	Kraft Foods Inc.	258,396	8,917
	The Procter & Gamble Co.	98,700	6,943
	Altria Group, Inc.	84,285	5,860
	Safeway, Inc.	165,900	5,493
	The Coca-Cola Co.	76,200	4,379
	Carolina Group	51,500	4,235
	Tyson Foods, Inc.	146,250	2,611
	Corn Products International, Inc.	56,500	2,592
	ConAgra Foods, Inc.	73,600	1,923
	SuperValu Inc.	46,525	1,815
	Walgreen Co.	38,100	1,800
	UST, Inc.	30,400	1,508
	Pilgrim’s Pride Corp.	38,210	1,327
*	BJ's Wholesale Club, Inc.	31,500	1,044
	Sara Lee Corp.	60,800	1,015

			Market
			Value•
		Shares	($000)
*	Energizer Holdings, Inc.	8,800	975
*	Rite Aid Corp.	173,500	802
	The Pepsi Bottling Group, Inc.	20,700	769
*	Performance Food Group Co.	24,800	747
	PepsiAmericas, Inc.	22,800	740
	J.M. Smucker Co.	13,300	710
	Sanderson Farms, Inc.	15,094	629
	Fresh Del Monte Produce Inc.	21,800	627
	Coca-Cola Enterprises, Inc.	23,500	569
*	Ralcorp Holdings, Inc.	9,100	508
*	Elizabeth Arden, Inc.	16,240	438
	Nash-Finch Co.	10,900	434
	Seaboard Corp.	219	429
	Universal Corp. (VA)	8,600	421
	Spartan Stores, Inc.	17,200	388
	Ruddick Corp.	9,200	309
	Longs Drug Stores, Inc.	6,000	298
	Imperial Sugar Co.	10,500	274
	Alberto-Culver Co.	9,200	228
	Cal-Maine Foods, Inc.	4,500	114
	Diamond Foods, Inc.	3,800	79
	Weis Markets, Inc.	1,300	56
	Ingles Markets, Inc.	1,800	52
			89,346
Energy (16.2%)
	ExxonMobil Corp.	930,300	86,109
	Chevron Corp.	396,600	37,114
	ConocoPhillips Co.	410,390	36,020
	Apache Corp.	163,600	14,734
	Anadarko Petroleum Corp.	224,284	12,055
	Chesapeake Energy Corp.	206,400	7,278
	Valero Energy Corp.	66,100	4,441
	Occidental Petroleum Corp.	67,900	4,351
	Tesoro Corp.	80,000	3,682
	Devon Energy Corp.	39,100	3,253
	Sunoco, Inc.	45,900	3,249
	Cimarex Energy Co.	62,000	2,310
	Overseas Shipholding Group Inc.	24,100	1,852
*	Oil States International, Inc.	38,050	1,838
	Marathon Oil Corp.	32,000	1,825
*	Pride International, Inc.	48,700	1,780
*	SEACOR Holdings Inc.	18,600	1,769
*	Swift Energy Co.	23,500	962
	Rowan Cos., Inc.	17,032	623
	Tidewater Inc.	7,800	490
*	Hornbeck Offshore Services, Inc.	11,375	417
	Hess Corp.	5,320	354
*	Bronco Drilling Co., Inc.	22,200	329
*	Nabors Industries, Inc.	10,400	320
*	Trico Marine Services, Inc.	10,299	307
*	Union Drilling, Inc.	12,900	188
*	Parker Drilling Co.	20,600	167

13

			Market
			Value•
		Shares	($000)
*	Callon Petroleum Co.	9,700	135
*	Gulfmark Offshore, Inc.	710	35
*	T-3 Energy Services, Inc.	400	17
			228,004
Financials (23.8%)
	Capital Markets (2.8%)
	Merrill Lynch & Co., Inc.	223,900	15,960
	Morgan Stanley	169,944	10,706
	The Goldman Sachs Group, Inc.	41,800	9,060
	Bank of New York Mellon Corp.	35,320	1,559
	Lehman Brothers Holdings, Inc.	21,100	1,303
	MVC Capital, Inc.	19,000	352
	American Capital Strategies, Ltd.	6,300	269
	Janus Capital Group Inc.	2,400	68

	Commercial Banks (3.0%)
	Comerica, Inc.	131,958	6,767
	U.S. Bancorp	201,300	6,548
	Wells Fargo & Co.	175,000	6,233
	National City Corp.	244,813	6,142
	Wachovia Corp.	94,010	4,715
	BB&T Corp.	79,000	3,191
	KeyCorp	80,800	2,612
	UnionBanCal Corp.	20,600	1,203
	Fifth Third Bancorp	32,500	1,101
	First Horizon National Corp.	38,000	1,013
	Greater Bay Bancorp	20,200	558
	FirstMerit Corp.	20,800	411
	Popular, Inc.	25,000	307
	Banco Latinoamericano de Exportaciones, SA	16,884	307
	Huntington Bancshares Inc.	17,700	301
	Citizens Banking Corp.	16,200	261
	PNC Financial Services Group	3,800	259
	Old National Bancorp	4,600	76
*	First Regional Bancorp	1,480	36

	Consumer Finance (0.0%)
*	AmeriCredit Corp.	19,100	336

	Diversified Financial Services (7.5%)
	Citigroup, Inc.	995,204	46,446
	Bank of America Corp.	894,763	44,980
	JPMorgan Chase & Co.	289,900	13,283
	Moody’s Corp.	4,100	207

	Insurance (7.6%)
	The Allstate Corp.	435,500	24,906
	American International Group, Inc.	312,300	21,127
	Loews Corp.	216,000	10,444
	Prudential Financial, Inc.	77,200	7,533

			Market
			Value•
		Shares	($000)
	The Travelers Cos., Inc.	137,300	6,912
	MetLife, Inc.	52,100	3,633
	AFLAC Inc.	50,600	2,886
	MBIA, Inc.	44,900	2,741
	Unum Group	97,500	2,386
	Torchmark Corp.	27,400	1,708
	Ambac Financial Group, Inc.	26,500	1,667
	CNA Financial Corp.	42,100	1,655
	Safeco Corp.	24,200	1,482
	Progressive Corp. of Ohio	73,800	1,432
	Zenith National Insurance Corp.	30,100	1,351
	ACE Ltd.	21,200	1,284
	Nationwide Financial Services, Inc.	22,700	1,222
	Old Republic International Corp.	59,687	1,119
	The Chubb Corp.	17,700	949
	First American Corp.	25,500	934
	The Hartford Financial Services Group Inc.	10,000	926
*	Alleghany Corp.	2,129	864
*	Markel Corp.	1,700	823
	Odyssey Re Holdings Corp.	21,900	813
	Reinsurance Group of America, Inc.	13,200	749
	Protective Life Corp.	17,200	730
	Aon Corp.	16,000	717
	Commerce Group, Inc.	24,100	710
*	Philadelphia Consolidated Holding Corp.	13,700	566
	LandAmerica Financial Group, Inc.	12,900	503
	Stewart Information Services Corp.	14,200	487
	Lincoln National Corp.	6,071	401
*	Conseco, Inc.	22,000	352
	Cincinnati Financial Corp.	6,700	290
	Mercury General Corp.	5,300	286
	StanCorp Financial Group, Inc.	4,600	228
	NYMAGIC, Inc.	5,400	150
	Transatlantic Holdings, Inc.	2,100	148
*	Universal American Financial Corp.	3,800	87
	W.R. Berkley Corp.	2,200	65
	EMC Insurance Group, Inc.	1,787	46

	Real Estate (0.5%)
	HRPT Properties Trust REIT	153,400	1,517
	National Retail Properties REIT	53,400	1,302
	Colonial Properties Trust REIT	37,100	1,273
	Annaly Mortgage Management Inc. REIT	55,600	886
	Medical Properties Trust Inc. REIT	40,100	534
	iStar Financial Inc. REIT	13,300	452
^	Thornburg Mortgage, Inc. REIT	28,900	371

14

			Market
			Value•
		Shares	($000)
	Investors Real Estate Trust REIT	32,100	347
	Winthrop Realty Trust Inc. REIT	40,760	274
	Entertainment Properties Trust REIT	4,900	249
	Ashford Hospitality Trust REIT	13,670	137

	Thrifts & Mortgage Finance (2.4%)
	Fannie Mae	283,400	17,234
	Freddie Mac	142,100	8,385
	Washington Mutual, Inc.	129,271	4,565
	The PMI Group Inc.	25,100	821
^	Downey Financial Corp.	14,200	821
	MGIC Investment Corp.	20,600	666
	Radian Group, Inc.	21,300	496
*	First Federal Financial Corp.	6,200	307
	Imperial Capital Bancorp Inc.	4,700	133
			334,652
Health Care (8.6%)
	Pfizer Inc.	1,731,300	42,296
	Merck & Co., Inc.	340,100	17,580
	Aetna Inc.	175,400	9,519
	McKesson Corp.	112,800	6,631
	Johnson & Johnson	93,200	6,123
	UnitedHealth Group Inc.	75,400	3,651
	AmerisourceBergen Corp.	77,900	3,531
	Cardinal Health, Inc.	46,000	2,876
*	King Pharmaceuticals, Inc.	206,930	2,425
	CIGNA Corp.	39,700	2,116
*	Zimmer Holdings, Inc.	25,600	2,073
*	Forest Laboratories, Inc.	53,600	1,999
	Stryker Corp.	29,000	1,994
*	Express Scripts Inc.	33,100	1,848
*	Health Net Inc.	34,100	1,843
	PerkinElmer, Inc.	61,100	1,785
*	Invitrogen Corp.	21,233	1,735
*	Apria Healthcare Group Inc.	56,100	1,459
	Quest Diagnostics, Inc.	20,000	1,155
*	Medco Health Solutions, Inc.	11,200	1,012
*	WellPoint Inc.	12,400	979
*	CONMED Corp.	33,705	943
	STERIS Corp.	27,400	749
*	Lincare Holdings, Inc.	16,000	586
*	Watson Pharmaceuticals, Inc.	16,400	531
*	Res-Care, Inc.	19,400	443
*	Pharmanet Development Group, Inc.	15,200	441
*	Patterson Cos.	11,300	436
*	Kindred Healthcare, Inc.	21,110	378
	Datascope Corp.	10,600	358
*	Coventry Health Care Inc.	5,500	342
*	RehabCare Group, Inc.	16,100	283
*	Gentiva Health Services, Inc.	11,800	227

			Market
			Value•
		Shares	($000)
*	Albany Molecular Research, Inc.	14,489	219
*	Zoll Medical Corp.	8,100	210
	Bausch & Lomb, Inc.	2,100	134
*	ViroPharma Inc.	7,700	68
*	Alliance Imaging, Inc.	7,100	64
*	Orthofix International N.V.	1,019	50
			121,092
Industrials (8.9%)
	General Electric Co.	901,900	37,339
	Deere & Co.	68,400	10,152
	PACCAR, Inc.	105,100	8,960
	L-3 Communications Holdings, Inc.	71,800	7,334
	Honeywell International Inc.	87,700	5,216
	SPX Corp.	39,800	3,684
*	Terex Corp.	36,800	3,276
	Deluxe Corp.	75,000	2,763
	Cummins Inc.	19,000	2,430
	The Timken Co.	61,500	2,285
	Ryder System, Inc.	46,600	2,283
*	Allied Waste Industries, Inc.	176,200	2,247
	Masco Corp.	96,700	2,241
*	URS Corp.	39,100	2,207
	FedEx Corp.	20,300	2,126
*	AGCO Corp.	40,891	2,076
	Goodrich Corp.	28,990	1,978
	General Dynamics Corp.	19,700	1,664
	Lennox International Inc.	43,545	1,472
	Manpower Inc.	18,600	1,197
	Teleflex Inc.	15,200	1,184
	Danaher Corp.	13,500	1,117
	IKON Office Solutions, Inc.	86,300	1,109
	Northrop Grumman Corp.	14,000	1,092
*	Avis Budget Group, Inc.	46,530	1,065
	Tyco International	23,632	1,048
	R.R. Donnelley & Sons Co.	25,700	940
	Eaton Corp.	9,000	891
	Triumph Group, Inc.	10,200	833
	Ingersoll-Rand Co.	15,000	817
*	GrafTech International Ltd.	42,900	765
	Union Pacific Corp.	6,380	721
*	Dollar Thrifty Automotive Group, Inc.	19,900	690
	Kaman Corp. Class A	19,600	677
	Robbins & Myers, Inc.	11,000	630
	Granite Construction Co.	11,130	590
	Pall Corp.	15,100	587
	ITT Industries, Inc.	8,500	577
*	Armstrong Worldwide Industries, Inc.	14,070	571
	Parker Hannifin Corp.	5,000	559
	American Standard Cos., Inc.	15,300	545
*	Rush Enterprises, Inc. Class A	17,100	433

15

			Market
			Value•
		Shares	($000)
	NACCO Industries, Inc. Class A	4,000	414
	Comfort Systems USA, Inc.	26,720	379
	Bowne & Co., Inc.	21,380	356
*	Copart, Inc.	10,000	344
	ABM Industries Inc.	15,800	316
*	United Stationers, Inc.	5,600	311
	Skywest, Inc.	12,259	309
*	Perini Corp.	5,200	291
	Barnes Group, Inc.	6,700	214
*	Volt Information Sciences Inc.	11,800	208
	Freightcar America Inc.	5,400	206
*	Gehl Co.	9,046	202
*	Shaw Group, Inc.	3,340	194
	CDI Corp.	6,520	182
*	Park-Ohio Holdings Corp.	4,603	119
	Rockwell Collins, Inc.	1,000	73
	Kelly Services, Inc. Class A	3,100	61
	Xerium Technologies Inc.	9,600	52
*	Teledyne Technologies, Inc.	950	51
	Ampco-Pittsburgh Corp.	800	32
	Hardinge, Inc.	830	29
	AMREP Corp.	1,000	27
*	Hudson Highland Group, Inc.	1,602	20
*	Spherion Corp.	2,447	20
	Waste Industries USA, Inc.	240	7
	Preformed Line Products Co.	131	7
			124,795
Information Technology (6.3%)
	International Business Machines Corp.	126,000	14,843
	Intel Corp.	274,200	7,091
*	Computer Sciences Corp.	113,500	6,345
	Hewlett-Packard Co.	112,400	5,596
*	Dell Inc.	157,600	4,350
	Seagate Technology	131,800	3,371
	Microsoft Corp.	103,900	3,061
*	Synopsys, Inc.	111,400	3,017
	Electronic Data Systems Corp.	137,200	2,996
*	Cisco Systems, Inc.	86,500	2,864
*	Sun Microsystems, Inc.	496,896	2,788
*	Avnet, Inc.	69,600	2,774
*	Novellus Systems, Inc.	99,100	2,701
*	Arrow Electronics, Inc.	54,327	2,310
	Motorola, Inc.	102,700	1,903
*	EMC Corp.	85,200	1,772
*	Cadence Design Systems, Inc.	71,700	1,591
*	Vishay Intertechnology, Inc.	107,389	1,399
*	Ingram Micro, Inc. Class A	67,000	1,314
*	Tech Data Corp.	32,300	1,296
*	Lexmark International, Inc.	25,700	1,067
*	Fiserv, Inc.	20,400	1,038

			Market
			Value•
		Shares	($000)
*	Skyworks Solutions, Inc.	102,400	926
*	CDW Corp.	10,200	889
*	Affiliated Computer Services, Inc. Class A	14,200	713
	KLA-Tencor Corp.	12,200	681
*	Polycom, Inc.	24,800	666
*	Symantec Corp.	33,000	640
*	Varian Semiconductor Equipment Associates, Inc.	10,470	560
*	Compuware Corp.	69,000	553
*	Zoran Corp.	26,200	529
*	KEMET Corp.	70,900	521
*	JDA Software Group, Inc.	20,900	432
	Agilysys, Inc.	24,900	421
*	VeriSign, Inc.	11,900	401
*	NCR Corp.	7,700	383
*	Fairchild Semiconductor International, Inc.	19,800	370
*	Vignette Corp.	18,300	367
*	TTM Technologies, Inc.	31,700	367
*	Ciber, Inc.	44,673	349
	TNS Inc.	20,200	324
*	McAfee Inc.	9,300	324
*	Integrated Device Technology Inc.	18,858	292
*	Magma Design Automation, Inc.	18,422	259
*	Gerber Scientific, Inc.	20,400	221
*	Zygo Corp.	16,900	220
*	AMIS Holdings Inc.	18,700	182
*	Digi International, Inc.	12,710	181
*	Emulex Corp.	9,140	175
	FactSet Research Systems Inc.	2,400	165
*	Dycom Industries, Inc.	4,400	135
*	Unisys Corp.	18,100	120
*	ON Semiconductor Corp.	9,500	119
*	IXYS Corp.	10,121	105
	CA, Inc.	2,900	74
*	Juniper Networks, Inc.	2,000	73
*	Western Digital Corp.	2,800	71
*	Mattson Technology, Inc.	7,500	65
*	SYNNEX Corp.	2,420	50
	Black Box Corp.	430	18
	MTS Systems Corp.	160	7
			88,435
Materials (4.6%)
	International Paper Co.	242,600	8,702
	Alcoa Inc.	211,400	8,270
*	The Mosaic Co.	95,300	5,100
	Dow Chemical Co.	109,100	4,698
	Freeport-McMoRan Copper & Gold, Inc. Class B	40,100	4,206
	CF Industries Holdings, Inc.	42,900	3,257
	Steel Dynamics, Inc.	68,700	3,208

16

			Market
			Value•
		Shares	($000)
	Reliance Steel &
	Aluminum Co.	54,700	3,093
	PPG Industries, Inc.	35,400	2,674
	Celanese Corp. Series A	50,337	1,962
	Cleveland-Cliffs Inc.	22,000	1,935
	Commercial Metals Co.	56,580	1,791
	E.I. du Pont de Nemours & Co.	31,800	1,576
	Weyerhaeuser Co.	19,900	1,439
*	Owens-Illinois, Inc.	34,533	1,431
*	OM Group, Inc.	23,200	1,225
	Metal Management, Inc.	19,700	1,068
*	Rockwood Holdings, Inc.	28,930	1,037
	Lubrizol Corp.	13,900	904
	Albemarle Corp.	18,500	818
	Sensient Technologies Corp.	27,700	800
	Rock-Tenn Co.	27,100	783
	Eastman Chemical Co.	11,400	761
	Lyondell Chemical Co.	13,300	616
	Greif Inc. Class A	7,800	473
	Innospec, Inc.	20,200	460
	FMC Corp.	8,700	453
	Sealed Air Corp.	16,400	419
	Cabot Corp.	10,700	380
	AptarGroup Inc.	9,700	367
	Olympic Steel, Inc.	7,800	212
	Stepan Co.	6,000	185
	Louisiana-Pacific Corp.	10,300	175
	Temple-Inland Inc.	2,500	132
	Ferro Corp.	4,700	94
	Quanex Corp.	530	25
			64,729
Telecommunication Services (6.1%)
	Verizon Communications Inc.	1,026,502	45,453
	AT&T Inc.	646,046	27,334
	Embarq Corp.	82,100	4,565
	CenturyTel, Inc.	94,600	4,372
	Sprint Nextel Corp.	127,400	2,421
	Telephone & Data Systems, Inc.	14,800	988
*	Premiere Global Services, Inc.	65,000	822
	USA Mobility, Inc.	21,565	364
	Atlantic Tele-Network, Inc.	500	18
			86,337

		Market
		Value•
	Shares	($000)
Utilities (3.0%)
Edison International	192,030	10,648
PG&E Corp.	184,200	8,805
Xcel Energy, Inc.	218,229	4,701
MDU Resources Group, Inc.	118,000	3,285
Entergy Corp.	28,900	3,130
Pepco Holdings, Inc.	90,772	2,458
American Electric Power Co., Inc.	40,500	1,866
* NRG Energy, Inc.	22,210	939
Public Service Enterprise Group, Inc.	10,100	889
UniSource Energy Corp.	28,600	855
FPL Group, Inc.	13,600	828
Portland General Electric Co.	21,700	603
Energen Corp.	10,100	577
Constellation Energy Group, Inc.	4,500	386
CenterPoint Energy Inc.	22,800	365
NiSource, Inc.	18,600	356
Puget Energy, Inc.	14,363	351
Sempra Energy	5,000	291
CMS Energy Corp.	14,100	237
Pinnacle West Capital Corp.	5,900	233
Westar Energy, Inc.	9,100	224
		42,027
Total Common Stocks
(Cost $1,234,229)		1,344,445

17

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (3.1%)[1]
Money Market Funds (2.9%)
2 Vanguard Market Liquidity Fund, 5.153%	39,180,404	39,180
2 Vanguard Market Liquidity Fund, 5.153%—Note F	978,600	979

	Face
	Amount
	($000)
U.S. Government Obligation (0.2%)
3 Federal Home Loan Bank
4 4.569%, 1/24/08	3,000	2,954
Total Temporary Cash Investments
(Cost $43,116)		43,113
Total Investments (98.7%)
(Cost $1,277,345)		1,387,558
Other Assets and Liabilities (1.3%)
Other Assets-—Note C		32,909
Liabilities—Note F		(14,218)
		18,691
Net Assets (100%)
Applicable to 91,233,007 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,406,249
Net Asset Value Per Share		$15.41

At September 30, 2007, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	1,162,261	$12.74
Undistributed Net Investment Income	18,571.20
Accumulated Net Realized Gains	114,456	1.25
Unrealized Appreciation
Investment Securities	110,213	1.21
Futures Contracts	748.01
Net Assets	1,406,249	$15.41

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.4% and –0.7%, respectively, of net assets. See Note D in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4 Securities with a value of $2,954,000 and cash of $624,000 have been segregated as initial margin for open futures contracts.

5 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

18

Statement of Operations

Year Ended
September 30, 2007
($000)
Investment Income
Income
Dividends	32,965
Interest[1]	3,066
Security Lending	53
Total Income	36,084
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,192
Performance Adjustment	(1,326)
The Vanguard Group—Note C
Management and Administrative	2,667
Marketing and Distribution	328
Custodian Fees	43
Auditing Fees	21
Shareholders’ Reports	37
Trustees’ Fees and Expenses	2
Total Expenses	4,964
Net Investment Income	31,120
Realized Net Gain (Loss)
Investment Securities Sold	146,855
Futures Contracts	(7,718)
Realized Net Gain (Loss)	139,137
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(21,816)
Futures Contracts	241
Change in Unrealized Appreciation (Depreciation)	(21,575)
Net Increase (Decrease) in Net Assets Resulting from Operations	148,682

1 Interest income from an affiliated company of the fund was $3,029,000.

19

Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,120	23,359
Realized Net Gain (Loss)	139,137	45,095
Change in Unrealized Appreciation (Depreciation)	(21,575)	42,610
Net Increase (Decrease) in Net Assets
Resulting from Operations	148,682	111,064
Distributions
Net Investment Income	(22,826)	(19,636)
Realized Capital Gain[1]	(40,690)	(61,712)
Total Distributions	(63,516)	(81,348)
Capital Share Transactions—Note G
Issued	311,507	599,986
Issued in Lieu of Cash Distributions	55,069	70,141
Redeemed	(439,275)	(299,745)
Net Increase (Decrease) from Capital Share Transactions	(72,699)	370,382
Total Increase (Decrease)	12,467	400,098
Net Assets
Beginning of Period	1,393,782	993,684
End of Period[2]	1,406,249	1,393,782

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $8,138,000 and $10,519,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $18,571,000 and $13,430,000.

20

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.55	$14.36	$12.82	$10.82	$9.01
Investment Operations
Net Investment Income	.33	.28	.28	.19	.17
Net Realized and Unrealized Gain (Loss)
on Investments	1.17	1.07	1.46	1.99	1.80
Total from Investment Operations	1.50	1.35	1.74	2.18	1.97
Distributions
Dividends from Net Investment Income	(.23)	(.28)	(.20)	(.18)	(.16)
Distributions from Realized Capital Gains	(.41)	(.88)	—	—	—
Total Distributions	(.64)	(1.16)	(.20)	(.18)	(.16)
Net Asset Value, End of Period	$15.41	$14.55	$14.36	$12.82	$10.82

Total Return[1]	10.52%	9.93%	13.65%	20.25%	22.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,406	$1,394	$994	$787	$474
Ratio of Total Expenses to
Average Net Assets[2]	0.33%	0.39%	0.39%	0.49%	0.63%
Ratio of Net Investment Income to
Average Net Assets	2.09%	2.09%	2.08%	1.61%	1.72%
Portfolio Turnover Rate	114%	57%	52%	56%	50%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of (0.09%), (0.09%), (0.08%), 0.00%, and 0.09%. See accompanying Notes, which are an integral part of the Financial Statements.

21

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

22

B. Grantham, Mayo, Van Otterloo & Co. LLC and, beginning June 6, 2007, AXA Rosenberg Investment Management LLC each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Grantham, Mayo, Van Otterloo & Co. LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Value Index. In accordance with the advisory contract entered into with AXA Rosenberg Investment Management LLC in June 2007, beginning April 1, 2008, the investment advisory fee will be subject to quarterly adjustments based on performance since June 30, 2007, relative to the Russell 3000 Value Index.

The Vanguard Group manages the cash reserves of the fund on at at-cost basis.

For the year ended September 30, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets before a decrease of $1,326,000 (0.09%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2007, the fund had contributed capital of $123,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,153,000 from undistributed net investment income, and $18,456,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2007, the fund had $68,072,000 of ordinary income and $68,294,000 of long-term capital gains available for distribution.

At September 30, 2007, the cost of investment securities for tax purposes was $1,278,117,000. Net unrealized appreciation of investment securities for tax purposes was $109,441,000, consisting of unrealized gains of $156,402,000 on securities that had risen in value since their purchase and $46,961,000 in unrealized losses on securities that had fallen in value since their purchase.

23

At September 30, 2007, the aggregate settlement value of open futures contracts expiring in December 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	488	37,530	218
S&P 500 Index	41	15,765	530

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended September 30, 2007, the fund purchased $1,630,059,000 of investment securities and sold $1,751,780,000 of investment securities, other than U.S. government securities and temporary cash investments.

F. The market value of securities on loan to broker-dealers at September 30, 2007, was $927,000, for which the fund received cash collateral of $979,000.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	20,742	42,959
Issued in Lieu of Cash Distributions	3,741	5,139
Redeemed	(29,026)	(21,523)
Net Increase (Decrease) in Shares Outstanding	(4,543)	26,575

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning October 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of September 30, 2007, no provision for income tax would be required in the fund’s financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 7, 2007

Special 2007 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $45,544,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $23,900,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 37.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund[1]
Periods Ended September 30, 2007
	One	Five	Since
	Year	Years	Inception[2]
Returns Before Taxes	10.52%	15.18%	8.87%
Returns After Taxes on Distributions	9.72	14.45	8.30
Returns After Taxes on Distributions and Sale of Fund Shares	7.59	13.12	7.56

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 June 29, 2000.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2007	9/30/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,041.92	$1.54
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.56	1.52

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Note that the expenses shown in the table on page 27 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Trustees Approve Advisory Agreement

The board of trustees of Vanguard U.S. Value Fund added AXA Rosenberg Investment Management LLC (AXA Rosenberg) to the fund’s investment advisory team as of June 2007. The board also has renewed the fund’s investment advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (GMO). The board determined that adding a new investment advisor and retaining GMO were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of investment management over both the short and long term and the organizational depth and stability of each advisor. The board noted the following:

Grantham, Mayo, Van Otterloo & Co. LLC. GMO has a diverse product line whose assets are well distributed across products. U.S. equities, developed market international equities, emerging market equities, and global fixed income each make up a meaningful portion of GMO’s total business. Sam Wilderman, director of the U.S. quantitative equity management effort at GMO, has been the lead portfolio manager of the U.S. Value Fund since 2006.

AXA Rosenberg Investment Management LLC. AXA Rosenberg was founded in 1985 by Barr Rosenberg and Ken Reid, who remain involved with research and portfolio management efforts. Since 1999, the firm has been an independently operated, 75%-owned subsidiary of AXA Group; the remaining 25% is owned by current employees. The firm has had very low turnover among senior management, with many key investment professionals having been with the firm for 10 to 20 years. AXA Rosenberg’s investment philosophy is grounded upon fundamental analysis using a two-part quantitative model: a valuation model and an earnings forecast model.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of GMO’s advisory agreement and the addition of the advisory agreement with AXA Rosenberg.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that GMO has carried out the fund’s investment strategy in disciplined fashion. Further, the board considered the overall performance of AXA Rosenberg as an investment manager and concluded that

29

the addition of AXA Rosenberg as an advisor to the fund will benefit shareholders over the long term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates, and concluded that, after implementation of the new agreement with AXA Rosenberg and the renewed agreement with GMO, the fund’s advisory fee rate and expense ratio should remain well below the advisory fee rates and expense ratios of the fund’s peers. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of GMO or AXA Rosenberg in determining whether to approve the advisory fee arrangements, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the firms increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

30

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112007

Vanguard® Capital Value Fund Annual Report

September 30, 2007

>	For the fiscal year ended September 30, 2007, Vanguard Capital Value Fund returned 19.3%, handily surpassing the return of its benchmark index and the average result for its peer group.

>	In a turnaround from the pattern of recent years, growth-oriented stocks outperformed their value counterparts during the period.

>

The advisor’s overweighted positions and strong stock selection in the information technology, industrials, and materials sectors bolstered returns. An underweighted position in the booming energy sector was the top detractor.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	12
Your Fund’s After-Tax Returns	22
About Your Fund’s Expenses	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Capital Value Fund	VCVLX	19.3%
Russell 3000 Value Index		13.7
Average Multi-Cap Value Fund[1]		13.6

Your Fund’s Performance at a Glance
September 30, 2006–September 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$12.40	$13.52	$0.130	$1.067

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

For the year ended September 30, 2007, Vanguard Capital Value Fund posted a return of 19.3%. The fund’s gain bested the result for its benchmark index and the average return for its peers. Sizable positions in a number of strongly performing stocks and the absence of any big detractors were the keys to the fund’s success during the fiscal year.

If you own shares of the Capital Value Fund in a taxable account, you may want to review our report on the fund’s after-tax returns on page 22.

Please note that we currently expect the fund to distribute capital gains of roughly $1.10 per share in December 2007.

Strong returns for U.S. stocks; even better for markets abroad

U.S. stocks produced excellent returns for the fiscal year. The gains came despite a midsummer shakeup brought on by problems in the subprime mortgage-loan market. Financials stocks—which represent a sizable share of the U.S. market’s value—were hardest hit, as investment banking and consumer lending businesses throttled back.

The broad U.S. equity market returned 17.1% for the year. Returns from large-capitalization stocks outpaced those of small-caps, and growth-oriented stocks outperformed their value-oriented counterparts. As investors took account

2

of risk, they seemed to exhibit a preference for large-cap growth stocks, which appeared better positioned to thrive in a period of economic uncertainty.

Although not immune to the effects of the problems in U.S. credit markets, international stocks handily surpassed the returns of domestic stocks over the 12 months. The dollar’s ongoing weakness further enhanced foreign market gains for U.S.-based investors.

The bond market was shaken, but regained ground in the end

Turmoil in the corporate bond and subprime lending markets caused a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, particularly toward the end of the fiscal period. As the bonds’ prices rose, their yields fell. The declines were greatest among Treasury securities with the shortest maturities. The yield of the 3-month Treasury bill, which started the fiscal year at 4.89%, dropped more than a full percentage point to 3.81%.

As short-term yields fell, the yield curve—which illustrates the relationship between short- and long-term bond yields—returned to its usual, upward-sloping pattern. The curve had been mildly inverted at the start of the period, with yields of shorter-term bonds above those of longer-term issues. For the year ended September 30, the broad taxable bond market returned 5.1%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.9%	13.8%	16.0%
Russell 2000 Index (Small-caps)	12.3	13.4	18.8
Dow Jones Wilshire 5000 Index (Entire market)	17.1	14.0	16.5
MSCI All Country World Index ex USA (International)	31.1	26.5	26.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.1%	3.9%	4.1%
Lehman Municipal Bond Index	3.1	3.9	4.0
Citigroup 3-Month Treasury Bill Index	5.0	4.0	2.8

CPI
Consumer Price Index	2.8%	3.2%	2.9%

3

The advisor found winners in several corners of the market

Although value stocks lost their market leadership during the fiscal year, the Capital Value Fund’s advisor did an excellent job of uncovering bargains in a variety of sectors that generated excellent returns.

It’s worth noting that your fund tends to concentrate its assets in a relatively small number of companies that have fallen out of favor with investors for various reasons and therefore strike the advisor as undervalued. That can happen for many reasons; investors may overreact, for example, to disappointing earnings news, a management change, product-line issues, or some other challenge that has clouded perceptions of the company’s value.

Because the advisor, Wellington Management Company, LLP, has broad flexibility in sector allocations, the quest for undervalued companies may lead to sector weightings very different from those of the benchmark index. The challenge the advisor faces is that its investing approach may be handsomely rewarded in some market environments, but may suffer badly at other times.

Over the 12 months, the strongest contributions emerged from holdings in the industrials, information technology, and materials sectors. Among industrials, Goodrich and United Airlines parent UAL were standouts, as were agricultural equipment makers Deere and AGCO. Cisco, the fund’s largest holding, drove the performance of the fund’s tech

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Multi-Cap
	Fund	Value Fund
Capital Value Fund	0.53%	1.31%

1 Fund expense ratio reflects the 12 months ended September 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

stocks. Arrow Electronics and Avnet, two distributors of electronic components and parts, also made sizable contributions.

Among materials stocks, Alcoa was a top contributor, as was Celanese, an industrial chemical maker whose stock rose almost 120% over the period. Wellington’s holdings in the consumer staples sector also proved beneficial, as Bunge, a processor of grains and soybeans, and Marine Harvest, a leading seafood processor, made significant contributions.

On the negative side, the fund had a relatively small commitment of assets to energy stocks, which as a group posted outstanding returns, thanks to continued growth in worldwide demand and rising prices. Although the advisor’s decision to underweight the poorly performing financials sector proved to be a good one—as these stocks were hard-hit by fallout from the subprime crisis—the stocks it did hold turned in disappointing results. In fact, this was the only fund sector that posted a negative return for the period.

For more details on the fund’s positioning and performance, see the Advisor’s Report on page 7.

The fund’s results thus far have been mediocre

Although the fund enjoyed a strong gain in the 2007 fiscal year, its average annual return since its late-2001 inception has not kept pace with results for its benchmark index or peer group. Indeed, the fund’s

Total Returns
December 17, 2001,[1] through September 30, 2007
Average
Annual Return
Capital Value Fund	8.4%
Russell 3000 Value Index	11.1
Average Multi-Cap Value Fund[2]	9.2

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 The fund’s inception date.

2 Derived from data provided by Lipper Inc. performance over that time has been quite volatile, with a few years of excellent results and a few of subpar returns.

5

The fund’s since-inception result reflects its fairly aggressive nature in identifying and selecting stocks of undervalued and underappreciated companies. In its pursuit of these companies, the fund takes fairly concentrated positions and makes a rather large commitment of assets to its top ten holdings. This strategy, as is true of other active investing styles, is bound to produce some abrupt ups and downs.

We have great confidence in the talents of Wellington Management, which has managed the Capital Value Fund since its inception and also manages or co-manages several other Vanguard funds. We believe that the advisor’s methodology in looking for stocks with unrecognized value can yield solid investment results over time.

As a Capital Value shareholder, you benefit not only from the advisor’s skill but also from exceptionally low investment costs. As you can see in the table on page 4, the fund’s expense ratio is less than half of what its average competitor charges. Lower expenses enable you to keep more of the fund’s returns.

In investing, as we’ve seen, uncertainty is par for the course

After several years of unusual calm, the financial markets experienced a jolt in the final three months of your fund’s fiscal year. Stock market volatility increased sharply, and several other long-established trends seemed to go into reverse. The shift was dramatic, but investors with a long-term perspective know that these occasional—and unpredictable—dislocations are an enduring feature of the financial markets.

The best response to uncertainty is diversification both within and across asset classes, which is why we counsel investors to hold a broadly diversified portfolio of stocks and fixed income investments in proportions consistent with their goals, risk tolerance, and time horizon. We believe that the Capital Value Fund can play an important role as a component of the stock portion of a diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 15, 2007

6

Advisor’s Report

The Capital Value Fund solidly outperformed the Russell 3000 Value Index and topped the average return of competing funds over the 12 months ended September 30. Our relative performance was hurt by positioning in two sectors—energy, where we were underweighted compared with the index, and consumer discretionary, where we were overweighted—but this was more than offset by the benefits of our overweighting in materials and significant underweighting in financials.

Consistent with the fact that we are bottom-up stock-pickers, the majority of the fund’s outperformance was driven by stock selection within the industrials and consumer staples sectors. Our holdings related to the agricultural industry (Deere, AGCO, Bunge, and Marine Harvest) were particularly strong. In addition, we had success with our auto-parts holdings (American Axle, Lear, and TRW), and our forays into technology (Avnet and Cisco Systems) and aerospace (Goodrich) were also quite rewarding.

Although the fund exceeded its benchmarks for the year, we are nonetheless disappointed with our poor performance during the tumultuous summer months. Given our contrarian investment style, we invest in companies with “issues” that concern investors, and we focus our efforts on determining whether these issues can be resolved in a reasonable time and whether the stock valuation is attractive enough to warrant taking on the associated risks. During periods of heightened fear, uncertainty, and doubt — “FUD”—in the market, our investment style will inevitably result in near-term underperformance as investors ignore valuation and focus on safety or on earnings momentum. However, it is during such periods of FUD that we are able to accumulate positions in attractive companies at compelling valuations.

What disappointed us about our performance during the summer was that we had thought we were fairly well positioned for the inevitable credit crisis. We were maintaining a significant underweighting in financials, and the portfolio placed a large emphasis on companies with strong free cash flow and good financial liquidity. In particular, three of our media holdings (Cinram, R.H. Donnelley, and Comcast) are all solid cash-flow generators, with businesses that are generally less sensitive to weakness in consumer spending. Yet when the credit crisis finally erupted in early August, these three stocks all sold off significantly, accounting for a disproportionate share of our underperformance during the summer.

Additionally, we had begun accumulating positions in a number of companies whose stocks were under considerable duress because of the subprime-mortgage troubles and related consumer-spending concerns; among these firms were Circuit City, Office Depot, E*TRADE, and Countrywide Financial. We were clearly a bit too early stepping into these names, although we did opportunistically “average down” our cost positions.

7

In addition, we had a few fundamental setbacks in the second half of the fiscal year. The most visible of these involved our large pharmaceutical holdings in Wyeth and Sanofi-Aventis, both of which confronted unexpected delays in approval for important new drugs.

Our investment philosophy is predicated on the belief that markets are efficient over the long term; however, in the short and intermediate terms, markets tend to exaggerate current trends and overreact to new information. This is even truer today with the explosion of hedge funds, which tend to have very short time horizons. We focus on trying to assess a company’s fair value when viewed in a long-term context, and we seek to take advantage of price dislocations that result from the market’s shorter-term focus. Since we are contrarian by nature, with a longer investment horizon than the market, the fund’s investment results can differ meaningfully from those of broad market and value-style indexes in any given quarter or year; however, over the longer term we strive to outperform both.

We anticipate continued weakness in the U.S. housing market, because years of overinvestment driven by easy credit will take a long time to work off. The combination of that weakness with reduced availability of consumer credit will weigh on overall consumer spending and the outlook for U.S. jobs growth.

Additionally, we see the potential for more moderate growth in business investment because of increased concerns about the strength of the U.S. economy. Although the resulting risk of recession would be meaningful, we are encouraged by the Federal Reserve Board’s decisive intervention during the summer and the possibility that it might cut rates further in the near future, which should help prevent such a scenario. Continued infrastructure development and growing consumer wealth in emerging markets should continue to more than offset economic softness in the world’s largest developed markets, allowing for moderate global economic growth.

Strong, unrelenting emerging-market growth is now a consensus expectation. Returns are very high across the commodity and industrial complex, but these returns are not sustainable for the longer term; they will likely be reduced through the combination of a cyclical downturn in commodity prices and rapidly rising production costs. Our evaluation of many of these companies from the perspective of more normalized returns suggests that they are quite expensive for our value-conscious blood. Although we agree with almost everybody that the emerging markets will continue to “emerge,” we do expect to see some cyclicality in their higher trend line of growth.

8

We are seeing more value opportunities in the now-loathed financials and consumer discretionary sectors; we are exercising restraint in these areas, however, because of our continued concern regarding the negative impact that the very weak residential construction industry will have on consumer spending and credit losses. Although we anticipate continued choppiness in the markets over the next year, we remain confident in the attractiveness of the underlying value of the stocks we hold in the fund.

David R. Fassnacht, Senior Vice President

Wellington Management Company, LLP

October 17, 2007

9

Fund Profile

As of September 30, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	93	1,885	4,887
Median Market Cap	$11.6B	$42.9B	$36.1B
Price/Earnings Ratio	22.3x	14.8x	18.1x
Price/Book Ratio	2.1x	2.1x	2.8x
Yield	0.9%	2.4%	1.7%
Return on Equity	14.3%	17.3%	18.8%
Earnings Growth Rate	20.3%	20.7%	21.6%
Foreign Holdings	23.3%	0.0%	0.0%
Turnover Rate	56%	—	—
Expense Ratio	0.53%	—	—
Short-Term Reserves	0.5%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	19.5%	8.0%	10.4%
Consumer Staples	5.7	7.5	8.2
Energy	5.1	13.8	11.2
Financials	13.3	32.3	20.0
Health Care	13.9	6.8	11.6
Industrials	9.8	10.7	11.8
Information Technology	18.3	4.4	16.0
Materials	7.3	4.3	3.7
Telecommunication Services	4.0	6.3	3.5
Utilities	0.0	5.9	3.6
Other	3.1	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index
R-Squared	0.70	0.78
Beta	1.05	1.11

Ten Largest Holdings[4] (% of total net assets)

Cisco Systems, Inc.	communications equipment	5.0%
Comcast Corp.	broadcasting and cable television	4.8
Wyeth	pharmaceuticals	4.5
Sprint Nextel Corp.	telecommunications	3.9
Northwest Airlines Corp.	airlines	2.7
Cinram International Income Fund	movies and entertainment	2.6
UBS AG (New York Shares)	diversified capital markets	2.6
Ford Motor Co.	automobile manufacturers	2.2
R.H. Donnelley Corp.	publishing	2.1
Newfield Exploration Co.	oil, gas, and consumable fuels	2.1
Top Ten		32.5%

Investment Focus

1 Russell 3000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 25.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2001–September 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2007			of a $10,000
	One Year	Five Years	Since Inception[1]	Investment
Capital Value Fund[2]	19.31%	19.00%	8.40%	$15,943
Dow Jones Wilshire 5000 Index	17.08	16.53	8.48	16,015
Russell 3000 Value Index	13.73	18.10	11.06	18,347
Average Multi-Cap Value Fund[3]	13.55	16.34	9.18	16,623

Fiscal-Year Total Returns (%): December 17, 2001–September 30, 2007

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: December 17, 2001.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 17 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets

As of September 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)
Consumer Discretionary (19.3%)
*	Comcast Corp. Special Class A	1,046,200	25,067
	Cinram International Income Fund	919,300	17,228
*	Ford Motor Co.	1,704,700	14,473
*	R.H. Donnelley Corp.	247,859	13,885
	Virgin Media Inc.	436,400	10,591
	Home Depot, Inc.	303,600	9,849
*	Office Depot, Inc.	423,600	8,735
*	Comcast Corp. Class A	290,200	7,017
	MDC Holdings, Inc.	154,300	6,317
	Circuit City Stores, Inc.	761,200	6,021
	Entercom Communications Corp.	258,600	4,999
*[1]	Buck Holdings, LP, Private Placement Shares	4,130,622	4,131
	WABCO Holdings Inc.	26,666	1,247
			129,560
Consumer Staples (5.7%)
*	Marine Harvest	9,938,000	12,650
	Japan Tobacco, Inc.	1,505	8,254
	Unilever NV	237,449	7,324
	Bunge Ltd.	50,700	5,448
	Cosan SA Industria e Comercio	186,100	2,538
*	Cosan Ltd.	154,300	1,990
			38,204
Energy (5.1%)
*	Newfield Exploration Co.	287,600	13,851
	Arch Coal, Inc.	165,500	5,584
	Talisman Energy, Inc.	155,200	3,057
	EnCana Corp.	45,210	2,796
	Devon Energy Corp.	30,000	2,496
	Petro-Canada	42,400	2,433
*[2]	Brasil Ecodiesel ADR	328,500	2,131

			Market
			Value•
		Shares	($000)
*	Brasil Ecodiesel Industria e Comercia
	de Biocombustiveis e Oleos Vegetais SA	271,300	1,760
			34,108
Financials (13.3%)
	UBS AG (New York Shares)	322,500	17,173
	Genesis Lease Ltd ADR	518,400	12,898
	ACE Ltd.	156,100	9,455
*	E*TRADE Financial Corp.	678,206	8,857
	Commerce Bancorp, Inc.	148,100	5,743
*[2]	Solar Cayman Ltd. Private Placement	370,800	5,547
	Bank of America Corp.	93,369	4,694
	Platinum Underwriters Holdings, Ltd.	127,800	4,596
	Countrywide Financial Corp.	228,500	4,344
	Capital One Financial Corp.	63,900	4,245
	MVC Capital, Inc.	222,000	4,114
	CIT Group Inc.	68,100	2,738
	PennantPark Investment Corp.	200,800	2,691
	American International Group, Inc.	29,100	1,969
			89,064
Health Care (13.8%)
	Wyeth	677,400	30,178
	Sanofi-Aventis	159,695	13,534
	Sanofi-Aventis ADR	313,500	13,299
*	Impax Laboratories, Inc.	835,500	9,771
	Bristol-Myers Squibb Co.	203,000	5,850
	Cooper Cos., Inc.	103,800	5,441
	Astellas Pharma Inc.	94,400	4,511
*	Theravance, Inc.	147,300	3,843
*	Alkermes, Inc.	179,400	3,301
	Aetna Inc.	52,300	2,838
			92,566

12

			Market
			Value•
		Shares	($000)
Industrials (9.8%)
*	Northwest Airlines Corp.	1,000,300	17,805
*	UAL Corp.	273,937	12,746
*	Avis Budget Group, Inc.	270,400	6,189
	Deere & Co.	41,000	6,085
	UAP Holding Corp.	164,300	5,152
*	Copart, Inc.	134,800	4,636
	Goodrich Corp.	62,800	4,285
	American Standard Cos., Inc.	79,900	2,846
*	Alliant Techsystems, Inc.	25,300	2,765
*	US Airways Group Inc.	68,524	1,799
	Walter Industries, Inc.	52,700	1,418
			65,726
Information Technology (18.2%)
*	Cisco Systems, Inc.	1,012,300	33,517
	Seagate Technology	532,700	13,626
	Microsoft Corp.	387,000	11,401
	LM Ericsson Telephone Co. ADR Class B	223,800	8,907
*	CACI International, Inc.	158,400	8,093
*	JDS Uniphase Corp.	491,300	7,350
*	Symantec Corp.	361,900	7,014
*	Fairchild Semiconductor International, Inc.	373,800	6,983
*	Flextronics International Ltd.	592,500	6,624
*	Powerwave Technologies, Inc.	608,400	3,748
	Corning, Inc.	136,438	3,363
*	Arrow Electronics, Inc.	77,900	3,312
	Texas Instruments, Inc.	89,900	3,289
*	Nortel Networks Corp.	189,062	3,210
*	BearingPoint, Inc.	407,600	1,651
			122,088
Materials (7.3%)
	Cytec Industries, Inc.	147,900	10,115
*	Owens-Illinois, Inc.	190,300	7,888
	Rexam PLC	634,396	7,126
	E.I. du Pont de Nemours & Co.	138,900	6,884
	Chemtura Corp.	729,600	6,486
	Celanese Corp. Series A	110,350	4,301
*	Smurfit-Stone Container Corp.	354,012	4,135
	FMC Corp.	34,400	1,789
			48,724
Telecommunication Services (4.0%)
	Sprint Nextel Corp.	1,393,112	26,469
	Embarq Corp.	8,345	464
			26,933
Other (3.1%)
3	Miscellaneous Securities		21,006
Total Common Stocks
(Cost $608,257)			667,979

	Face	Market
	Amount	Value•
	($000)	($000)
Temporary Cash Investment (0.5%)
Repurchase Agreement
Deutsche Bank Securities Inc. 5.100%, 10/1/07 (Dated 9/28/07,
Repurchase Value $3,201,000, collateralized by Federal Home
Loan Mortgage Corp. 4.500%–7.000%, 9/1/35–5/1/37)
(Cost $3,200)	3,200	3,200
Total Investments (100.1%)
(Cost $611,457)		671,179
Other Assets and Liabilities (–0.1%)
Other Assets—Note C		7,719
Liabilities		(8,412)
		(693)
Net Assets (100%)
Applicable to 49,599,837 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		670,486
Net Asset Value Per Share		$13.52

13

At September 30, 2007, net assets consisted of:[4]
	Amount	Per
	($000)	Share
Paid-in Capital	553,711	$11.17
Undistributed Net Investment Income	4,409.09
Accumulated Net Realized Gains	52,625	1.06
Unrealized Appreciation
Investment Securities	59,722	1.20
Foreign Currencies	19	—
Net Assets	670,486	$13.52

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

1 Restricted security represents 0.6% of net assets.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate value of these securities was $7,678,000, representing 1.2% of net assets.

3 Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.

4 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

14

Statement of Operations

Year Ended
September 30, 2007
($000)
Investment Income
Income
Dividends[1]	9,693
Interest	669
Security Lending	68
Total Income	10,430
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,351
Performance Adjustment	357
The Vanguard Group—Note C
Management and Administrative	1,274
Marketing and Distribution	98
Custodian Fees	8
Auditing Fees	21
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Total Expenses	3,126
Expenses Paid Indirectly—Note D	(29)
Net Expenses	3,097
Net Investment Income	7,333
Realized Net Gain (Loss)
Investment Securities Sold	66,432
Foreign Currencies	33
Realized Net Gain (Loss)	66,465
Change in Unrealized Appreciation (Depreciation)
Investment Securities	10,538
Foreign Currencies	12
Change in Unrealized Appreciation (Depreciation)	10,550
Net Increase (Decrease) in Net Assets Resulting from Operations	84,348

1 Dividends are net of foreign withholding taxes of $397,000.

15

Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,333	4,388
Realized Net Gain (Loss)	66,465	37,951
Change in Unrealized Appreciation (Depreciation)	10,550	5,362
Net Increase (Decrease) in Net Assets Resulting from Operations	84,348	47,701
Distributions
Net Investment Income	(4,649)	(3,542)
Realized Capital Gain[1]	(38,158)	(16,826)
Total Distributions	(42,807)	(20,368)
Capital Share Transactions—Note G
Issued	315,194	61,832
Issued in Lieu of Cash Distributions	39,787	18,805
Redeemed	(163,310)	(98,118)
Net Increase (Decrease) from Capital Share Transactions	191,671	(17,481)
Total Increase (Decrease)	233,212	9,852
Net Assets
Beginning of Period	437,274	427,422
End of Period[2]	670,486	437,274

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $215,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $4,409,000 and $2,444,000.

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Financial Highlights

	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.40	$11.64	$10.42	$ 9.05	$6.68
Investment Operations
Net Investment Income	.160	.120	.12[1]	.09	.06
Net Realized and Unrealized Gain (Loss)
on Investments	2.157	1.215	1.23	1.34	2.38
Total from Investment Operations	2.317	1.335	1.35	1.43	2.44
Distributions
Dividends from Net Investment Income	(.130)	(.100)	(.13)	(.06)	(.07)
Distributions from Realized Capital Gains	(1.067)	(.475)	—	—	—
Total Distributions	(1.197)	(.575)	(.13)	(.06)	(.07)
Net Asset Value, End of Period	$13.52	$12.40	$11.64	$10.42	$9.05

Total Return[2]	19.31%	11.77%	12.98%	15.82%	36.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$670	$437	$427	$410	$292
Ratio of Total Expenses to
Average Net Assets[3]	0.53%	0.61%	0.59%	0.53%	0.53%
Ratio of Net Investment Income to
Average Net Assets	1.23%	1.02%	1.01%[1]	0.95%	0.82%
Portfolio Turnover Rate	56%	47%	46%	40%	40%

1 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of 0.06%, 0.08%, 0.07%, 0.00%, and (0.05%). See accompanying Notes, which are an integral part of the Financial Statements.

17

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

18

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones Wilshire 5000 Index. For the year ended September 30, 2007, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before an increase of $357,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2007, the fund had contributed capital of $61,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $27,000 and custodian fees by $2,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2007, the fund realized net foreign currency gains of $33,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $752,000 from undistributed net investment income, and $8,750,000 from accumulated net realized gains, to paid-in-capital.

19

For tax purposes, at September 30, 2007, the fund had $24,213,000 of ordinary income and $35,784,000 of long-term capital gains available for distribution.

At September 30, 2007, the cost of investment securities for tax purposes was $613,554,000. Net unrealized appreciation of investment securities for tax purposes was $57,625,000, consisting of unrealized gains of $98,047,000 on securities that had risen in value since their purchase and $40,422,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2007, the fund purchased $480,919,000 of investment securities and sold $324,570,000 of investment securities other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	23,390	5,138
Issued in Lieu of Cash Distributions	3,133	1,610
Redeemed	(12,183)	(8,221)
Net Increase (Decrease) in Shares Outstanding	14,340	(1,473)

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning October 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of September 30, 2007, no provision for income tax would be required in the fund’s financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Capital Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (the “Fund”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 7, 2007

Special 2007 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $44,565,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $4,864,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 14.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund[1]
Periods Ended September 30, 2007
	One	Five	Since
	Year	Years	Inception[2]
Returns Before Taxes	19.31%	19.00%	8.40%
Returns After Taxes on Distributions	17.77	18.38	7.90
Returns After Taxes on Distributions and Sale of Fund Shares	14.42	16.70	7.20

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2	December 17, 2001.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2007	9/30/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,025.80	$2.54
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.56	2.54

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.50%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
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Direct Investor Account Services > 800-662-2739

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You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. The guidelines are also
the fund’s current prospectus.	available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

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To find out more about this public service, call the SEC
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© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2007: $65,000

Fiscal Year Ended September 30, 2006: $60,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2007: $2,835,320

Fiscal Year Ended September 30, 2006: $2,347,620

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2007: $630,400

Fiscal Year Ended September 30, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2007: $215,900

Fiscal Year Ended September 30, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2007: $0

Fiscal Year Ended September 30, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2007: $215,900

Fiscal Year Ended September 30, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: November 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: November 14, 2007

VANGUARD MALVERN FUNDS

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS
TREASURER

Date: November 14, 2007

*By Power of Attorney. See File Number 333-145624, filed on August 22, 2007. Incorporated by Reference.